Exhibit 10.18

Confidential Treatment Requested

Private Label

PCS Services Agreement

between

Sprint Spectrum L.P.

and

Star Number, Inc.

Sprint PCS Proprietary Information — RESTRICTED

PRIVATE LABEL PCS SERVICES AGREEMENT

TABLE OF CONTENTS

1.	DEFINITIONS		1

2.	PURCHASER RELATIONSHIP		4

	2.1	GENERAL	4
	2.2	RELATIONSHIP TO PRICING	5

3.	TERM		5

	3.1	GENERAL	5
	3.2	MARKET TERM	5
	3.3	PHASE-OUT PERIOD	5

4.	CONDITIONS PRECEDENT		5

5.	REPRESENTATIONS AND WARRANTIES		6

	5.1	DUE INCORPORATION OR FORMATION; AUTHORIZATION OF AGREEMENTS	6
	5.2	NO CONFLICT; NO DEFAULT	6
	5.3	LITIGATION	6

6.	SCOPE OF PCS SERVICE; HANDSET HANDLING; MIN ADMINISTRATION AND BILLING; REPRESENTATION TO END USERS; PRIVATE LABEL OPERATIONS MANUAL		6

	6.1	PCS SERVICE	6
	6.2	LIMITATION ON SCOPE OF PCS SERVICE	6
		6.2.1 GENERAL	6
		6.2.2 AVAILABILITY OF FACILITIES AND LICENSES	7
		6.2.3 HIGHLY CONCENTRATED USAGE	7
		6.2.4 SPRINT PCS DATA SERVICES	7
	6.3	HANDSET HANDLING SERVICES	8
	6.4	COVERAGE MAPS	9
	6.5	MIN POOLING	9
	6.6	BILLING RECORDS	9
	6.7	PRIVATE LABEL OPERATIONS MANUAL	10

7.	PRICES AND TERMS OF PAYMENT		10

	7.1	PAYMENT OF CHARGES	10
	7.2	INVOICES	10

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Sprint PCS Proprietary Information — RESTRICTED

	7.3	LATE PAYMENTS	10
	7.4	DISPUTED CHARGES	11
		7.4.1 GENERAL	11
		7.4.2 STANDARD DISPUTE PERIODS	11
		7.4.3 POST-PAYMENT STANDARD DISPUTE PERIOD	11
		7.4.4 EXTENDED PERIOD FOR CERTAIN DISPUTES	12
		7.4.5 BAD FAITH DISPUTE	12
		7.4.6 INCREASE THE AMOUNT OF SECURITY FOR CERTAIN AMOUNTS IN DISPUTE	12
	7.5	TAXES AND OTHER LEVIES BY GOVERNMENTAL AUTHORITIES	12
		7.5.1 TAXES	12
		7.5.2 OTHER LEVIES BY GOVERNMENTAL AUTHORITIES	12
	7.6	SECURITY AND GUARANTY	13
		7.6.1 SECURITY	13
		7.6.2 GUARANTY	13
	7.7	PCS SERVICE OUTAGES	14

8.	PURCHASER RIGHTS AND OBLIGATIONS		14

	8.1	HANDSETS	14
		8.1.1 COMPATIBILITY	14
		8.1.2 CONVERSION OF SPRINT PCS PHONES	14
		8.1.3 LICENSE TO USE CERTAIN HANDSET PROPRIETARY INFORMATION IN HANDSETS USING THE PRIVATE LABEL SERVICE	14
		8.1.4 NO SPRINT PCS RESPONSIBILITY	15
		8.1.5 PROVISION OF ESN	15
	8.2	PURCHASER STAFF
		8.2.1 GENERAL	15
		8.2.2 NO SPRINT PCS RESPONSIBILITY OR LIABILITY FOR PURCHASER STAFF	15
		8.2.3 PURCHASER’S IRS – EXCLUSIVITY	16
	8.3	ETHICAL RESPONSIBILITY	16
	8.4	PURCHASER’S RESPONSIBILITY AND LIABILITY	16
	8.5	PURCHASER’S RESPONSIBILITY FOR FRAUD	16
	8.6	INTERFERENCE	16
	8.7	PURCHASER’S REPORTS TO SPRINT PCS	17
	8.8	SUBPOENA COMPLIANCE	17
	8.9	ELECTRONIC SURVEILLANCE	17

9.	SPRINT PCS’ RIGHTS AND OBLIGATIONS		17

	9.1	MODIFICATIONS	17
	9.2	ROAMING SERVICES	18
		9.2.1 GENERAL	18
		9.2.2 DISPUTES CONCERNING ROAMING SPRINT PCS’ CHARGES AND OTHER TERMS AND PROVISIONS	18

Sprint PCS Proprietary Information — RESTRICTED

	9.3	SPRINT PCS NETWORK FRAUD DETECTION AND RESPONSIBILITY	18
		9.3.1 SUSPECTING CLONING FRAUD ON THE SPRINT PCS NETWORK	19
		9.3.2 DEFINITIVE CLONING FRAUD ON THE SPRINT PCS NETWORK	19
	9.4	SPRINT PCS’ REPORTS TO PURCHASER	19

10.	AUDIT		19
	10.1	GENERAL	19
	10.2	PROCEDURE	20

11.	LIMITATIONS OF WARRANTIES AND LIABILITIES		20
	11.1	NO WARRANTIES	20
	11.2	LIMITATIONS ON LIABILITY	20
		11.2.1 SOLE AND EXCLUSIVE REMEDIES	20
		11.2.2 NO LIABILITY FOR CERTAIN DAMAGES	20

12.	TRADE NAME, TRADE MARKS AND SERVICE MARKS		21
	12.1	SPRINT PCS’ RIGHTS	21
	12.2	PURCHASER’S RIGHTS	21
	12.3	REMEDIES FOR VIOLATIONS	21

13.	INSURANCE		22

14.	INDEMNIFICATION		22
	14.1	GENERAL CROSS-INDEMNIFICATION FOR THIRD PARTY CLAIMS	22
	14.2	ADDITIONAL INDEMNIFICATION BY PURCHASER	23

15.	BREACH, REMEDIES AND EARLY TERMINATION OF THE AGREEMENT		23
	15.1	BREACH	23
	15.2	EARLY TERMINATION BY SPRINT PCS DUE TO LOSS OF LICENSES	25
	15.3	LENGTH OF AND DUTIES DURING THE PHASE-OUT PERIOD	25
	15.4	EFFECT OF TERMINATION	26

16.	RESTRICTIONS ON TRANSFER		26
	16.1	[***]	26
	16.2	RIGHTS TO END USER ACCOUNTS IN CONNECTION WITH LIQUIDATION OR DISSOLUTION	26
	16.3	NON-SOLICITATION/NON-DISCLOSURE OBLIGATIONS	26
	16.4	REMEDIES	26

Sprint PCS Proprietary Information — RESTRICTED

17.	CONFIDENTIALITY	27

17.1	RESTRICTION	27
17.2	CARE	27
17.3	RETURN	27
17.4	LIMITATION	27
17.5	RELIEF	28

18.	ASSIGNMENT	28

19.	GENERAL PROVISIONS	28

19.1	NOTICES AND INQUIRIES	28
19.2	CONSTRUCTION	29
19.3	TIME	29
19.4	INDEPENDENT CONTRACTORS	29
19.5	SURVIVAL	30
19.6	HEADINGS	30
19.7	SEVERABILITY	30
19.8	GOVERNING LAW	30
19.9	WAIVER OF JURY TRIAL	30
19.10	COUNTERPART EXECUTION	30
19.11	ENTIRE AGREEMENT; AMENDMENTS	31
19.12	PARTIES IN INTEREST; LIMITATION ON RIGHTS OF OTHERS	31
19.13	WAIVERS; REMEDIES	31
19.14	FORCE MAJEURE	31
19.15	DISCLOSURE	31
19.16	COMPLIANCE WITH LAWS	32

SCHEDULE 1.0	PCS SERVICES

	ATTACHMENT NO. 1 TO SCHEDULE 1.0
	ATTACHMENT NO. 2 TO SCHEDULE 1.0

SCHEDULE 1.1	MIMIMUM PERFORMANCE STANDARDS

SCHEDULE 2.0	MARKETS

SCHEDULE 3.0	INDEMNIFICATION PROCEDURES

SCHEDULE 4.0	APPRAISAL PROCESS AND PROCEDURES

EXHIBIT A	FORM OF LETTER OF CREDIT

EXHIBIT B	DATA CONNECTION LICENSE AGREEMENT

Sprint PCS Proprietary Information — RESTRICTED

Private Label PCS Services Agreement

This Private Label PCS Services Agreement is dated as of August 2, 2002 (“Effective Date”) by and between Sprint Spectrum L.P., a Delaware limited partnership, d/b/a Sprint PCS (“Sprint PCS”) and Star Number, Inc., a Delaware corporation (“Purchaser”).

BACKGROUND

A. Sprint PCS owns broadband personal communications services (“PCS”) licenses and is affiliated with other PCS license owners or PCS service providers. Sprint PCS and its Sprint PCS Service Provider Affiliates (as defined below) own and operate PCS networks utilizing CDMA technology (“Sprint PCS Network”) and provide PCS services in the United States.

B. Subject to this Agreement, Purchaser desires to purchase PCS Service (as defined below) from Sprint PCS and market and sell the service to End Users (as defined below) as Private Label Service (as defined below), and Sprint PCS desires to sell to Purchaser PCS Service.

NOW, THEREFORE, and in consideration of the above premises and the mutual promises set forth in this Agreement, Sprint PCS and Purchaser agree as follows:

OPERATIVE TERMS

1.	Definitions

“Affiliate” means a person that, directly or indirectly, (i) wholly-owns Purchaser or (ii) is a wholly-owned subsidiary of Purchaser.

“Agreement” means the Private Label PCS Services Agreement between Sprint PCS and Purchaser and all of its Schedules, Exhibits, Attachments and Addenda, as amended from time to time.

“Customer” means any person, other than Purchaser, purchasing from Sprint PCS (i) PCS service, including any prepaid service, or (ii) any other services offered for sale by Sprint PCS.

“Contract Year” means each 12 month-period starting on the In Service Date, as defined below, and every anniversary date thereafter.

“Effective Date” has the meaning assigned to the term in the Preamble.

“End User” means any person purchasing Private Label Service from Purchaser.

“ESN” means the electronic equipment number for each handset in a form satisfactory to Sprint PCS.

“Facilities” means the telecommunications switching equipment, cell site transceiver equipment, connecting circuits, software and other equipment installed, maintained, expanded, modified or replaced by Sprint PCS to render PCS Service within a Market.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

“FCC” means the Federal Communication Commission or any successor agency.

“Governmental Authority” means any nation or government, or any state or other political subdivision thereof, or any entity exercising executive, legislative judicial, regulatory or administrative functions of or pertaining to government, including the FCC.

“Handset Proprietary Information” means (i) Sprint PCS’ preferred roaming list, as changed by Sprint PCS, in its sole discretion, from time to time, (ii) software implementing Sprint PCS’ handset user interface design features and structure, developed and installed in handsets with or for Sprint PCS by manufacturers under agreements preserving Sprint PCS’ proprietary rights therein, including changes, updates, modifications and enhancements to the software which may be effected from time to time during the term of this Agreement by Sprint PCS, its agents or vendors; and (iii) software effecting compatibility between handsets and the Facilities and any ancillary systems, developed and installed in handsets with or for Sprint PCS by manufacturers under agreements preserving Sprint PCS’ proprietary rights therein, including changes, updates, modifications and enhancements to the software which may be effected from time to time during the term of this Agreement by Sprint PCS, its agents or vendors, which software is embodied in firmware or read-only memory (programmable or otherwise) or both associated with handsets which may be delivered to Purchaser by or on behalf of a manufacturer authorized under the Private Label Operations Manual.

“In Service Date” means the date that Purchaser first has End Users activated in any Market under this Agreement.

“IRs” means Purchaser’s Independent Representatives, who are independent contractors of Purchaser authorized to sell Purchaser’s products and services on behalf of Purchaser as specified by Purchaser from time to time.

“License” means the PCS license issued by the FCC to Sprint PCS or a Sprint PCS Service Provider Affiliate.

“Market” means collectively a “Sprint PCS Market” (defined below) and a “Sprint PCS Service Provider Affiliate Market” (defined below).

“Market Renewal Term” has the meaning assigned to the term in Section 3.2.

“Market Term” has the meaning assigned to the term in Section 3.2.

“MIN” means a mobile identification telephone number assigned to a handset by Sprint PCS under Section 6.5.

“Minimum Performance Standards” means the requirements under Section 2 and the following standards set forth in Schedule 1.1: (1) the Net End Users purchasing Private Label Service, measured as of the end of a Contract Year (“End User Level”), (2) the average monthly minutes of use (“MOU”) per Net End User, measured monthly (“Average MOU Level”), (3) the total number of MOUs purchased by End Users during a Contract Year (“Annual MOU Level”).

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“Net End Users” means the number of End Users that activate Private Label Service through a particular point in time or during a specified period in the Markets minus the total number of End Users that deactivate Private Label Service during the same period in the Markets. For purposes of this definition, each MIN activated by an End User shall count as a separate End User.

“PCS” means all radio communications that encompass mobile and ancillary fixed communication as set forth in 47 C.F.R. Part 24.5, which as of the Effective Date utilizes frequency bands approaching 1.9 gigahertz in broadband.

“PCS Service” means the circuit-switched or 2G PCS service provided to Purchaser by Sprint PCS including the Sprint PCS Data Service (as defined below) and Short Messaging Service (as defined below) as more particularly described in Section 1.0 (PCS Service and Pricing). PCS Service does not include Roaming, nor does it include next generation of 3G services that, in consideration of the unique aspects thereof, will not be offered under this Agreement.

“Private Label Operations Manual” means Sprint PCS’ standard operations manual concerning the sale of PCS Service to private label Customers, as the manual may be amended by Sprint PCS, in its sole discretion, from time to time.

“Private Label Service” means the PCS Service provided by Purchaser to its End Users under Purchaser’s label, brand and marks, utilizing the PCS Service provided to Purchaser by Sprint PCS under this Agreement.

“Purchaser” has the meaning assigned to the term in the Preamble.

“Roaming” means any wireless telecommunication service that does not use the Sprint PCS Network.

“Security” has the meaning assigned to the term in Section 7.6.

“SMS” or “Short Messaging Service” means to receive 2G circuit-switched short alphanumeric messages on an End User’s handset.

“Sprint PCS” has the meaning assigned to the term in the Preamble.

“Sprint PCS Data Service” means the following PCS Services: (i) browsing the Internet using a browser-enabled, data-compatible handset; or (ii) using an appropriately enabled data-compatible handset with the Data Connection Materials (as described in Schedule 1.0) for data connectivity as a data modem, all as described in more detail in this Agreement, Schedule 1.0 and the Private Label Operations Manual.

“Sprint PCS Market” means the area or areas set forth in Schedule 2.0 (Sprint PCS Markets) in which PCS Service is made available to Purchaser directly by Sprint PCS.

“Sprint PCS Network” has the meaning assigned to the term in the Recitals.

“Sprint PCS Service Provider Affiliate” means an entity that provides mobile wireless telecommunications products and services under the “Sprint PCS” or “Sprint Spectrum” service

Sprint PCS Proprietary Information — RESTRICTED

marks or any other service marks subsequently used by Sprint PCS pursuant to an arrangement with Sprint PCS under which the Sprint PCS Service Provider Affiliate constructs wireless network coverage and performs operational functions in defined geographic areas.

“Sprint PCS Service Provider Affiliate Market” means the area or areas set forth in Schedule 2.0 (Sprint PCS Service Provider Affiliate Markets), as updated from time to time under the terms and provisions of this Agreement, in which PCS is made available to Purchaser under this Agreement by a Sprint PCS Service Provider Affiliate.

“Start Date” means, for each Market, the date specified as “Start Date” in Schedule 2.0 or the amendment to this Agreement adding a Market and if no date is specified, the date on which Purchaser first initiates Private Label Service in a Market.

“Taxes” means all taxes, including federal, state or local sales, use, excise, gross receipts or other taxes or tax-like fees imposed on or with respect to PCS Service, excepting only taxes on the net income of Sprint PCS, unless expressly provided otherwise in this Agreement.

2.	Purchaser Relationship

2.1	General

Under this Agreement, Sprint PCS will provide and sell PCS Service to Purchaser, and Purchaser will purchase the PCS Service from Sprint PCS and pay Sprint PCS for the PCS Service as more specifically described in Schedule 1.0. Sprint PCS authorizes Purchaser to market and sell the PCS Service as Private Label Service in each Market to End Users as more fully described in this Agreement.

No provision of this Agreement will be construed as vesting in Purchaser any control whatsoever in any facilities and operations of Sprint PCS, including the Facilities, or the operations of any Sprint PCS Service Provider Affiliate or contractual third party of Sprint PCS. Purchaser will not represent itself as a FCC, federal or state certified licensee for PCS by reason of this Agreement. Purchaser will not, directly or indirectly, (i) solicit, entertain or accept any offer of any reseller or (ii) enter into any agreement or other arrangement, to sell or otherwise offer a reseller Private Label Service, unless otherwise required by applicable law. PCS Service purchased by a reseller does not contribute to Purchaser’s Minimum Performance Standards under Schedule 1.0 or any of Purchaser’s other service volume or financial requirements.

Purchaser will use its good faith efforts to sell Private Label Service in each Market. Purchaser will advertise and market Private Label Service in each Market with the intent to sell the Private Label Service to End Users. Purchaser may not offer, advertise or market Private Label Service in any Market with the intent to attract potential customers planning to sell or by design then selling the potential customer another wireless or wireline service. If Purchaser discovers or is informed that any of its employees, agents or representatives are engaging in such activities, Purchaser will immediately take all steps necessary to eliminate such activity. Nothing in this Section 2.1 prohibits Purchaser from offering complementary wireless and wireline services in conjunction with the Private Label Service. Purchaser may sell Private Label Service through its IRs, but Purchaser will be responsible for all aspects of the calculation and payment of any

Sprint PCS Proprietary Information — RESTRICTED

commissions or other payments of any kind to its IRs. Purchaser will be solely responsible for ensuring that its IRs comply with all the terms and conditions of this Agreement.

2.2	Relationship to Pricing

The provisions of this Section 2 and the pricing provisions contained elsewhere in this Agreement are not severable, as the price was premised upon the Minimum Performance Standards negotiated by the parties.

3.	Term

3.1	General

Subject to the breach and early termination provisions set forth in Section 15, the term of this Agreement will be for the period commencing on the Effective Date and extending until the termination or expiration of the last Market Term.

3.2	Market Term

Each Market will be included in or added to this Agreement for a specified term (“Market Term”). The Market Term must be a minimum of 1 year and specified in Schedule 2.0 or the amendment to this Agreement adding the Market. If no Market Term is specified, the Market Term will be deemed to be 1 year. An expiring Market Term will be automatically extended for a renewal period (“Market Renewal Term”) equal to the then expiring Market Term or Market Renewal Term, unless either party provides written notice of cancellation to the other party at least 30 days prior to the expiration of the then current Market Term or Market Renewal Term. The Market Term will commence on the Start Date.

3.3	Phase-Out Period

Upon expiration of any Market Term, any Market Renewal Term, or the term of the Agreement or upon early termination of this Agreement, the applicable phase-out period set forth in Section 15.3 applies. During the phase-out period, all provisions of this Agreement continue to apply, except the provisions related to exclusivity, current or future minimum performance, service or volume levels. Sprint PCS may reduce its support requirements to levels commensurate with declining subscriber volume and reduced new End User additions, if any.

4.	Conditions Precedent

As conditions precedent to Sprint PCS’ obligation to provide and sell PCS Service to Purchaser under this Agreement:

(i)	Sprint PCS must have delivered to Purchaser a duly executed copy of this Agreement;

(ii)	Purchaser must have delivered to Sprint PCS a duly executed copy of this Agreement;

Sprint PCS Proprietary Information — RESTRICTED

(iii)	Purchaser must have provided to Sprint PCS the Guaranty;

(iv)	Purchaser must have provided to Sprint PCS the Security.

5.	Representations and Warranties

Each party makes the following representations and warranties, as applicable, as of the Effective Date:

5.1	Due Incorporation or Formation; Authorization of Agreements

The party is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Purchaser has the full power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

5.2	No Conflict; No Default

Neither the execution, delivery and performance of this Agreement nor the consummation by the party of the transactions contemplated in this Agreement will conflict with, violate or result in a breach of (a) any applicable law, regulation, order, writ, injunction, decree, determination or award of any Governmental Authority, (b) any of the terms conditions or provisions of the certificate of organization, bylaws or other governing documents of the party, or (c) any material agreement or instrument to which the party is or may be bound or to which any of its material properties, assets or businesses is subject.

5.3	Litigation

There are no actions, suits, proceedings or investigations pending or, to the knowledge of the party, threatened against or affecting the party or any of its properties, assets or businesses in, before or by any Governmental Authority which could, if adversely determined, reasonably be expected to have a material adverse effect on the party’s ability to perform its obligations under this Agreement. The party has not received any currently effective notice of any default.

6.	Scope of PCS Service; Handset Handling; MIN Administration and Billing; Representation to End Users; Private Label Operations Manual

6.1	PCS Service

Sprint PCS will provide to Purchaser the PCS Service more specifically described in Schedule 1.0 in the Markets set forth in Schedule 2.0.

6.2	Limitation on Scope of PCS Service

6.2.1	General

Purchaser acknowledges and agrees as follows:

(i)	PCS Service is available to compatible and Sprint PCS-certified handsets (see Section 8.1.1) only within the operating range of the Sprint PCS Network;

Sprint PCS Proprietary Information — RESTRICTED

(ii)	PCS Service may be temporarily refused, interrupted, curtailed or otherwise limited because of transmission limitations caused by any factor, including atmospheric, environmental or topographical conditions, Facilities limitations or constraints, or Facilities changes, modifications, updates, relocations, repairs, maintenance or other similar activities necessary for the proper or improved operation of the Facilities; and

(iii)	PCS Service will not be of inferior quality or clarity to the comparable PCS services provided by Sprint PCS to similarly situated Customers.

6.2.2	Availability of Facilities and Licenses

Sprint PCS’ obligation to provide PCS Service to Purchaser is conditioned on Sprint PCS’ ability to obtain, retain and maintain, without unreasonable expenses, suitable Facilities and licenses, including the License for each Market.

6.2.3	Highly Concentrated Usage

If Purchaser or End Users create situations that cause highly concentrated usage in limited areas on the Sprint PCS Network, Purchaser and End Users may encounter temporary capacity constraint related symptoms, such as excessive call blocking or call dropping. Except as otherwise provided in Section 7.7, Sprint PCS is not liable to Purchaser or End Users with respect to any claim or damage related to or arising out of or in connection with (i) any such temporary capacity constraint, (ii) any coverage gap or (iii) any temporary PCS Service refusal, interruption, curtailment or other limitation described in Section 6.2.1(ii).

Purchaser may notify Sprint PCS of anticipated highly concentrated usage by End Users in a particular area on the Sprint PCS Network, including any anticipated temporary capacity constraint related symptoms. Upon receipt of Purchaser’s notice, Sprint PCS may decide to address the constraint, and if so, the action that Sprint PCS deems appropriate under the circumstances, in its sole discretion.

6.2.4	Sprint PCS Data Services

6.2.4.1	Generally

In accordance with the Agreement, Schedule 1.0 and the Private Label Operations Manual, Purchaser’s End Users may access the Sprint PCS Data Services. With respect to Sprint PCS Data Services, Purchaser acknowledges and agrees that:

(i)	Purchaser will be charged the fees set forth in Schedule 1.0 for Sprint PCS Data Services.

(ii)	Sprint PCS will control the user interface, including the menu screen default settings and functionality that will be available to the End User on the End User’s handset. Purchaser will not directly or indirectly alter or modify the handset browser content or data settings available to the End User, nor will it enable its End Users to do so. Purchaser will not supply any handset data content or

Sprint PCS Proprietary Information — RESTRICTED

services to the End User except to the extent specifically authorized by Sprint PCS in writing. If Purchaser directly or indirectly violates any portion of this subsection, Sprint PCS will have the right, to be exercised in its sole discretion, to terminate Purchaser’s ability to resell all or any part of Sprint PCS Data Service and/or terminate Purchaser’s End User’s ability access all or any part of the wireless data services.

(iii)	Sprint PCS is not a publisher of third party content that can be accessed through Sprint PCS Data Services. Sprint PCS is not responsible to Purchaser or its End Users for any content, including information, opinions, advice, statements or services that are provided by third parties and accessible through Sprint PCS Data Services or any damages resulting therefrom. Sprint PCS does not guarantee the accuracy, completeness or usefulness of information that is obtained through the Sprint PCS Data Services. Sprint PCS makes no representations or warranties regarding the provider, scope or nature of the content or services that will be available by default to the End User. The inclusion of any content in the default settings on the End User’s handset is not an endorsement or an acceptance of any liability with respect to the content.

(iv)	Purchaser is solely responsible for ensuring that handsets used by its End Users to which Purchaser provides data connectivity are enabled with data connectivity. Purchaser acknowledges that not all handsets are enabled with data connectivity nor are all handsets capable of use for data connectivity as a data modem.

6.2.4.2	Data Connection Materials Software License

Before use or distribution of the Data Connection Materials (defined in Schedule 1.0) Purchaser must first execute and deliver to Sprint PCS that certain Data Connection License Agreement attached to this Agreement as Exhibit B.

6.2.4.3	Unsolicited Electronic Messages

If Sprint PCS reasonably determines that Purchaser or any of Purchaser’s End Users are utilizing the Short Messaging Service (as further described in Schedule 1.0) to send broadly distributed unsolicited electronic messages, Sprint PCS will have the right to immediately discontinue the provision of Short Messaging Service to Purchaser.

6.3	Handset Handling Services

Purchaser will be responsible for making its own arrangements to purchase compatible, Sprint PCS-certified and approved handsets from authorized manufacturers or handset fulfillment vendors as specified in the Private Label Operations Manual. Sprint PCS may, from time to time offer, to Purchaser the handset handling and logistics services set forth in the Private Label Operations Manual and Purchaser, if Purchaser uses those services, will pay for those services as set forth in Schedule 1.0. Purchaser will be responsible for making its own arrangements to purchase accessories from manufacturers selected by Purchaser and arrange for delivery of those accessories directly to Purchaser. Sprint PCS will not provide any handling or logistics services with respect to accessories. Sprint PCS may, in its sole discretion, increase, decrease or

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discontinue the handset handling services that it provides to Purchaser, upon reasonable prior notice to Purchaser. Purchaser will procure and maintain throughout the term of this Agreement, adequate and appropriate insurance to insure the handsets while they are in transit to or from Sprint PCS or in Sprint PCS’ possession. Sprint PCS will not be responsible for the handsets except as otherwise provided in this Agreement.

6.4	Coverage Maps

Sprint PCS will make coverage maps available to Purchaser for its use as more particularly described in the Private Label Operations Manual. The maps will not be materially different from the maps produced by Sprint PCS in connection with Sprint PCS’ branded services. The map information may depict some future coverage that may or may not be identified as such. Any Sprint logo or identification must be removed from map information prior to publication or distribution by Purchaser, however, the maps will not imply that the network or the facilities are owned or operated by Purchaser. Purchaser must verify or validate the coverage shown on the maps and ensure that the coverage depicted on the maps represents the coverage that Purchaser desires to present to actual and potential End Users as Purchaser’s coverage.

PCS Service may not be available in all areas shown on the coverage maps due to a variety of factors, including relocation or modification of Facilities, environmental or topographical conditions, such as building configuration, or unexpected capacity demands. The maps will not reflect temporary coverage changes or coverage gaps.

Sprint PCS is not liable to Purchaser or End Users for any claim or damage related to or arising out of or in connection with any map information, including the accuracy thereof.

6.5	MIN Pooling

Purchaser will utilize the “MIN Pooling” process as described in the Private Label Operations Manual to assign MINs under this Agreement. “MIN Pooling” means that all Sprint PCS MINs will be held in a single repository without systematic sequential numbering restrictions. Sprint PCS may change its policy of MIN administration with 30 days’ prior written notice to Purchaser.

6.6	Billing Records

Sprint PCS will regularly provide magnetic billing tapes or other billing records to Purchaser in accordance with the Private Label Operations Manual. These records will be free of material defects. Payment for (i) defective billing records or (ii) stale billing records, which are records that Sprint PCS did not forward to Purchaser within the period described in the Private Label Operations Manual, may be disputed under the procedures set forth in Section 7.4. Sprint PCS’ billing practices and policies are described in the Private Label Operations Manual. Sprint PCS may bill certain charges in advance which currently include, but are not limited to, the monthly recurring charges. Billed charges (per call or event) that result in fractional cents may be rounded up to the next whole cent.

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6.7	Private Label Operations Manual

A copy of the current version of the Private Label Operations Manual was provided to Purchaser prior to the Effective Date.

7.	Prices and Terms of Payment

7.1	Payment of Charges

Purchaser is liable and will pay Sprint PCS for all charges associated with the use of the PCS Service by Purchaser. Purchaser will pay to Sprint PCS the charges listed in and computed as set forth in Schedule 1.0. Disputed charges are governed by the procedures set forth in Section 7.4. All charges under this Agreement are stated in US dollars.

7.2	Invoices

Sprint PCS will provide to Purchaser regular invoices of the charges incurred by Purchaser. Purchaser expressly acknowledges that some charges incurred in a billing cycle may not appear on the invoice or the magnetic billing tape (or the other billing record) for that billing cycle and that those charges may appear on subsequent invoices or magnetic billing tapes or the other billing records. Purchaser will be liable to Sprint PCS for those charges and will pay them in accordance with this Section 7.2. Payment for each invoice is due by wire transfer within [***] days of the date of Purchaser’s receipt of the invoice and the magnetic billing tape or other billing record (“Due Date”). If an invoice or magnetic tape or other billing record is not received by Purchaser within [***] days after the customary billing cycle cut-off date established by previous transmittals, Purchaser will provide notice thereof to Sprint PCS. If Purchaser does not receive an invoice or magnetic tape or other billing record and fails to notify Sprint PCS, the Due Date will be 15 days following the normal monthly billing cycle cut-off date established by previous submittals. An invoice will be deemed paid when Sprint PCS receives the wire transfer at the location designated by Sprint PCS. Sprint PCS may, in its sole discretion, modify, change or update the invoice content and format of the billing cycle with 30 days’ notice to Purchaser.

7.3	Late Payments

For amounts not disputed in good faith and not paid by the Due Date, Purchaser will pay a late payment charge as follows:

0-30 days past due –[***] (or the maximum amount allowable under applicable laws, whichever is less)

31-60 days past due –[***] (or the maximum amount allowable under applicable laws, whichever is less)

61-90 days past due –[***] (or the maximum amount allowable under applicable laws, whichever is less)

91-120 days past due –[***] (or the maximum amount allowable under applicable laws, whichever is less)

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

121 or more days past due –[***] (or the maximum amount allowable under applicable laws, whichever is less)

The applicable late payment interest rate will be applied from the first day the payment was due for the entire amount that is past due for that period of time. For instance, an amount that is past due for 90 days will be subject to the [***] late payment charge for each month the payment was past due.

7.4	Disputed Charges

7.4.1	General

Purchaser may not dispute amounts aggregating less than $[***] on any invoice(s) during a single billing cycle. Purchaser may withhold payment of the disputed portion of any invoice until the dispute is resolved under this Section 7.4. Purchaser must pay the undisputed amount of any invoice timely as provided in Section 7.2. Upon resolution of any dispute, payment of any disputed and withheld amount that is determined to be due and owing is due and payable within 10 days following resolution of the dispute as provided in Section 7.2.

7.4.2	Standard Dispute Periods

Purchaser will provide to Sprint PCS written notice of any disputed charges on or before the Due Date and a detailed explanation of the nature of the dispute within 30 days after the Due Date. Purchaser’s explanation must be detail disputed airtime, toll, Roaming, if applicable, taxes and other charges specifically, with an explanation for each. Sprint PCS will provide Purchaser with its determination regarding disputed charges within 30 days after receipt of Purchaser’s dispute notice and explanation, and will credit Purchaser’s account, if appropriate, within the 30 day period. If Purchaser fails to dispute charges in a timely manner, it must pay the entire invoice amount by the Due Date. Thereafter, Purchaser may dispute charges that have been paid as expressly provided below. Otherwise, Purchaser will be deemed to have waived any right to dispute the charges. Purchaser may not withhold any amounts from current period payments for disputes from any subsequent payment under this Agreement.

7.4.3	Post-Payment Standard Dispute Period

If Purchaser determines after paying an invoice that there is a dispute with respect to all or part of the amount paid, then Purchaser may provide to Sprint PCS written notice of the disputed charges together with a detailed explanation of the nature of the dispute within 60 days after the Due Date of the invoice for the disputed amount. Purchaser’s explanation must detail disputed airtime, toll, Roaming, if applicable, taxes and other charges specifically, with an explanation for each. Sprint PCS will provide Purchaser with its determination regarding disputed charges within 30 days after receipt of Purchaser’s dispute notice and explanation, and will credit Purchaser’s account, if appropriate, within the 30 day period. Other than as expressly provided below, if Purchaser fails to dispute charges within 60 days of the Due Date, Purchaser will be deemed to have waived any right to dispute the charges. Purchaser may not withhold any amounts from current period payments for disputes from any subsequent payment under this Agreement.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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7.4.4	Extended Period for Certain Disputes

If a dispute arises that Purchaser could not have discovered within the 60-day period set forth in Section 7.4.3, Purchaser will provide to Sprint PCS, within 30 days following its discovery of the dispute, but in no event later than 180 days after the Due Date, written notice thereof together with a detailed explanation of the nature of the dispute and why the dispute does not fall within the provisions of Section 7.4.3. Sprint PCS will provide Purchaser with its determination regarding disputed charges within 90 days after receipt of Purchaser’s dispute notice, and will credit Purchaser’s account, if appropriate, within the 90 day period. If Purchaser fails to dispute charges within the extended period set forth in this Section 7.4.4, it will be deemed to have waived any right to dispute the charges and Purchaser may not thereafter dispute charges. Purchaser may not withhold all or any portion of the amounts in dispute from any subsequent payment due under this Agreement.

7.4.5	Bad Faith Dispute

If Purchaser withholds payment improperly or without adequate explanation, disputes charges without a reasonable good faith basis or otherwise abuses this dispute process, then Purchaser will pay late charges as set forth in Section 7.3 on all withheld amounts. If Purchaser continues to dispute charges wrongly or abusively following a warning from Sprint PCS, Purchaser will be considered in material breach of this Agreement.

7.4.6	Increase the Amount of Security for Certain Amounts in Dispute

If the amount in dispute exceeds, in the aggregate, [***] of the average monthly billing, Sprint PCS may, in its sole discretion, require Purchaser to increase the Security (see Section 7.6) by an amount equal to [***] of the amount in dispute. Sprint PCS will notify Purchaser of any increased Security requirement in writing. Purchaser must post the additional Security, in the manner described in Section 7.6, within 10 days of receipt of Sprint PCS’ notice. Sprint PCS will not request an increase in Security for disputed amounts that Sprint PCS believes are likely to be credited to Purchaser’s account.

7.5	Taxes and Other Levies by Governmental Authorities

7.5.1	Taxes

Purchaser will provide to Sprint PCS valid and complete resale exemption certificates for PCS Service purchased from Sprint PCS and resold to End Users. Purchaser is solely responsible for the computation, billing, and collection of all applicable Taxes to End Users on PCS Service purchased from Sprint PCS and resold as Private Label Service to End Users. Purchaser is solely responsible for timely and accurate remittance of those Taxes to the appropriate tax jurisdictions. If Sprint PCS is required to remit Taxes directly to a tax jurisdiction, Sprint PCS will invoice Purchaser for those Taxes and Purchaser will pay them to Sprint PCS under Section 7.2.

7.5.2	Other Levies by Governmental Authorities

Purchaser is solely responsible for the timely and accurate remittance of other levies by Governmental Authorities or under Governmental Authorities’ orders (i) on PCS Service, (ii)

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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mandated to be paid in proportion to receipts from Private Label Service, or (iii) mandated to be paid in connection with the provision of Private Label Service, including Universal Service Fund (“USF”) fees. If Purchaser claims an exemption, Purchaser will provide to Sprint PCS a valid and complete exemption certificate. If Sprint PCS is required to remit those levies directly to the Governmental Authority, Sprint PCS will invoice Purchaser for them and Purchaser will pay them to Sprint PCS under Section 7.2.

7.6	Security and Guaranty

7.6.1	Security

To secure Purchaser’s obligations under this Agreement, Purchaser will provide (at Purchaser’s sole expense) an irrevocable letter of credit in the form attached hereto as Exhibit A and in the amount of $[***] from a financial institution reasonably acceptable to Sprint PCS with Sprint PCS named as the beneficiary (“Security”).

Purchaser will maintain the Security and arrange for any necessary renewals and replacements, for a reasonable term determined by Sprint PCS. Unless Sprint PCS notifies Purchaser otherwise in writing, the term will continue until 120 days after the expiration of all applicable phase-out periods under this Agreement. Sprint PCS will be entitled to payment of amounts due Sprint PCS by means of a draw against the Security if Purchaser does not pay any undisputed amounts by the Due Date or is otherwise in breach of a material term of this Agreement and has failed to cure such pursuant to any applicable cure provisions under this Agreement. If Sprint PCS is required to draw on the Security, Purchaser will replenish the Security within 10 days of Sprint PCS’ draw. Notwithstanding the foregoing, Sprint PCS may, in its reasonable discretion, with 10 days advance written notice change the appropriate type and increase or decrease the amount of the Security. Sprint PCS will not set any commercially unreasonable Security requirements, taking into consideration Purchaser’s reported creditworthiness, payment history with Sprint PCS, monthly charges and any other indicia of Purchaser’s creditworthiness. Sprint PCS’ obligation to continue to provide PCS Service under this Agreement, including permitting Purchaser to add new End User accounts, is conditioned upon Purchaser maintaining (a) the Security required by Sprint PCS from time to time and (b) good credit standing with Sprint PCS.

Unless otherwise agreed by Sprint PCS in writing, 120 days after expiration of all applicable phase-out periods Sprint PCS will be entitled to payment of its final bill and any other outstanding bills or other amounts due Sprint PCS by means of a draw against the Security, if Purchaser does not pay each of those bills or any other amounts when due.

7.6.2	Guaranty

In addition to the Security described in Section 7.6.1 above, Purchaser will deliver to Sprint PCS an executed guaranty that is enforceable in accordance with its terms, in the form attached hereto as Exhibit C (“Guaranty”).

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

7.7	PCS Service Outages

Outages of PCS Service will be identified in Sprint PCS’ reports and based on Sprint PCS’ standard network monitoring and operations procedures. Sprint PCS will not provide adjustments on Purchaser’s invoice for PCS Service outages.

8.	Purchaser Rights and Obligations

8.1	Handsets

8.1.1	Compatibility

Purchaser will use, and will require its End Users to use, only handsets that:

(i)	are compatible with the PCS Service and the Facilities;

(ii)	comply with Sprint PCS’ requirements for compatibility of handsets with the PCS Service and the Facilities, including the successful completion of Sprint PCS’ handset certification process and the use of the Handset Proprietary Information licensed to Sprint PCS under Section 8.1.3, and

(iii)	comply with all applicable FCC or state legal requirements for compatibility of handsets with the PCS Service and the Facilities.

If any handset used by an End User does not comply with the standards set forth in this Section 8.1.1, Purchaser will use its best efforts to ensure that the handset is not used and, if necessary, terminate the use, or terminate the Private Label Service to the offending End User.

8.1.2	Conversion of Sprint PCS Phones

Sprint PCS will charge Purchaser a fee of $[***] per handset plus applicable taxes, if Purchaser activates or adds to its billing data (i) a new (never activated) Sprint PCS Phone, (ii) an activated Sprint PCS Phone in either a Customer account or a Sprint PCS Service Provider Affiliate subscriber account, or (iii) a deactivated Sprint PCS Phone that was either an activated Customer account or a Sprint PCS Service Provider Affiliate subscriber account at any time during the 12 months prior to Purchaser’s request for activation. For purposes of this Section, a “Sprint PCS Phone” is a Sprint-branded or other wireless phone that was designed for use of the Sprint PCS service.

8.1.3	License to Use Certain Handset Proprietary Information in Handsets Using the Private Label Service

For the term of and subject to this Agreement, Sprint PCS grants to Purchaser a non-transferable, royalty-free, non-exclusive license to use and sell at retail the Handset Proprietary Information, in object code form, solely to permit Purchaser and End User’s to use the Private Label Service. Except as provided in this Section 8.1.3, Purchaser may not assign or sublicense any of its license rights or copy, change, alter or modify the Handset Proprietary Information.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

8.1.4	No Sprint PCS Responsibility

Sprint PCS will not be responsible to Purchaser or any End User for the operation, testing or maintenance of any handsets. Sprint PCS also will not be responsible for Purchaser’s handsets during transportation, handling, transfer, loading or unloading or any other time, except as otherwise provided in the Private Label Operations Manual. Sprint PCS will not be required to make any changes, modifications or additions to its equipment, operations or Facilities to accommodate Purchaser or the handsets provided by Purchaser.

8.1.5	Provision of ESN

Before Purchaser makes handsets available for sale to End Users or retailers in connection with providing Private Label Service, Purchaser will provide to Sprint PCS the ESN for each End User handset in accordance with the Private Label Operations Manual.

8.2	Purchaser Staff

8.2.1	General

Purchaser will provide, at its sole expense, an adequate and properly trained staff (including, but not limited to, Purchaser’s IRs and other contractors):

(i)	to market Private Label Service and to support and train End Users with respect to the Private Label Service; and

(ii)	to receive, investigate, and verify all complaints from End Users relating to PCS Service or Private Label Service.

Purchaser will report any trouble with respect to the Private Label Service to Sprint PCS only upon reasonable verification that the trouble is due to reasons other than misuse or malfunctioning of End User handsets, the failure of those handsets to meet standards for compatibility with PCS Service or other elements or conditions within the reasonable control of Purchaser.

8.2.2	No Sprint PCS Responsibility or Liability for Purchaser Staff

The staff employed or contracted for by Purchaser to perform services for Purchaser are not employees or agents of Sprint PCS and Purchaser assumes full responsibility and liability for their acts and omissions, including compliance by its staff (including its IRs and other contractors) with this Agreement, applicable federal, state and local laws, regulations, and judicial or regulatory orders, and relevant industry standards. All staff will be employed or contracted for at Purchaser’s sole expense and Purchaser will be solely responsible for all employment benefits and withholding issues, including, workers’ compensation, disability benefits, unemployment insurance or withholding income taxes and social security.

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8.2.3	Purchaser’s IRs – Exclusivity

In the event an IR of Purchaser sells a service in violation of the exclusivity obligation of this Agreement, Purchaser will terminate its relationship with such IR. Purchaser will use commercially reasonable efforts to ensure their compliance with such exclusivity obligations under this Agreement.

8.3	Ethical Responsibility

Purchaser will refrain from doing anything that could or could tend to discredit, dishonor, reflect adversely upon, or in any manner injure the reputation of Sprint PCS or its Customers. Purchaser will be governed in all of its dealing with the public and with respect to this Agreement by the highest standards of honesty, integrity and fair dealing.

8.4	Purchaser’s Responsibility and Liability

Purchaser will be responsible and liable for all services, such as End User credit verification, billing, collection, customer service, and all support necessary to provide Private Label Service and all risks and expenses in connection with, related to or arising out of the provision of Private Label Service. Purchaser will not make any representation, warranty or covenant to any End User that would misrepresent or conflict with this Agreement. Purchaser may provide written terms and conditions of service to End Users. Upon Sprint PCS’ request, Purchaser will provide to Sprint PCS all materials that Purchaser makes available to any End User for Sprint PCS’ review to determine compliance with this Agreement. Purchaser may delete non-public price information prior to submitting those materials for Sprint PCS’ review. Sprint PCS will notify Purchaser if any sections need to be modified or deleted in order to ensure compliance with this Agreement and Purchaser will comply with Sprint PCS’ request. Purchaser will not use any information about its End User’s data usage for any improper or unlawful purpose and it will protect the information in accordance with its own privacy policies.

8.5	Purchaser’s Responsibility for Fraud

Purchaser will not, and will not permit its End Users, agents, employees, IRs or representatives to engage in fraudulent activities. As between Sprint PCS and Purchaser, Purchaser is responsible for all costs and procedures associated with End User fraud, such as subscription fraud, usage on lost or stolen handsets that Purchaser fails to deactivate, or fraud occurring in connection with Purchaser’s agents, employees or representatives, such as employee-related theft. The provisions governing “Cloning Fraud” are set forth in Section 9.3 and the provisions governing fraud on a Roaming provider’s network are set forth in Section 9.2.2.

8.6	Interference

Purchaser’s agents, employees, IRs, representatives and End Users may not interfere with the Facilities, the Sprint PCS Network or the PCS Service in a way as to impair the quality of service provided by Sprint PCS to its Customers. Notwithstanding this prohibition, upon discovery of the interference by either Sprint PCS or Purchaser, the party discovering the interference will promptly notify the other party and Purchaser will promptly order the agent, employee, IR, representative or End User to cease the act(s) constituting the interference. Sprint PCS,

Sprint PCS Proprietary Information — RESTRICTED

concurrent with notice to Purchaser, may terminate the PCS Service to the End User and require Purchaser to take appropriate action to eliminate the use or interference by the agent, employee, IR, representative or End User.

8.7	Purchaser’s Reports to Sprint PCS

Purchaser will provide to Sprint PCS, quarterly, no later than 15 days following the end of the quarter, on a per Market basis a rolling 12 month non-binding forecast of increases and decreases of End Users, call volumes and any other information or report required under the Private Label Operations Manual.

8.8	Subpoena Compliance

If a law enforcement agency contacts Purchaser with a subpoena relating to End User MIN billing records or End User information, including but not limited to, End User name, address and credit information, Purchaser must honor the subpoena by providing the requested information to such law enforcement agency within the timeframe specified in the subpoena. If the subpoena requests information not provided by Sprint PCS to Purchaser in its normal billing practice, Purchaser must promptly contact the Sprint PCS representative designated in the Private Label Operations Manual for assistance in compliance so that the timeframe specified in the subpoena can be met. If Purchaser either: (a) fails to provide the End User phone records requested in the subpoena; (b) fails to provide the End User phone records requested in the subpoena within the timeframe specified in the subpoena; or (c) fails to promptly contact the designated Sprint PCS representative for assistance when the subpoena requests information not provided by Sprint PCS to Purchaser in its normal billing practice, and if Sprint PCS is fined by a court of law as a direct result of Purchaser’s failure described in (a), (b) or (c) above, Purchaser will reimburse Sprint PCS for the amount of such fine.

8.9	Electronic Surveillance

If a law enforcement agency issues a court order to Purchaser relating to electronic surveillance of an End User MIN, Purchaser shall confirm all End User information contained in said court order to such law enforcement agency and will promptly contact the Sprint PCS representative designated in the Private Label Operations Manual for technical assistance in performing the electronic surveillance. If Purchaser either: (a) fails to confirm the End User information as requested in the court order; or (b) fails to promptly contact the Sprint PCS representative designated below for technical assistance in performing the electronic surveillance, and if Sprint PCS is fined by a court of law as a direct result of Purchaser’s failure described in (a) or (b) above, Purchaser will reimburse Sprint PCS for the amount of such fine.

9.	Sprint PCS’ Rights and Obligations

9.1	Modifications

Sprint PCS may, in its sole discretion, change or update the Facilities or Sprint PCS’ operations, equipment, software, procedures or services. Sprint PCS will not be liable to Purchaser or to End Users if those modifications, changes or updates require changes to, updates of or modifications of Purchaser’s or End Users’ handsets or other products, accessories, systems or

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procedures. Sprint PCS may, in its sole discretion, offer service products that are not part of the PCS Service. Sprint PCS will use the same efforts to avoid any material adverse impact on End Users that it uses to avoid material adverse impacts on its Customers.

9.2	Roaming Services

9.2.1	General

Sprint PCS may, in its sole discretion, make Roaming available to Purchaser in any portion of any area in which Sprint PCS has a Roaming agreement on the terms and conditions contained in that agreement and the prices set forth in Schedule 1.0. Purchaser hereby acknowledges and agrees that Sprint PCS is not responsible for the billing practices, service charges or availability of Roaming provided by Roaming providers, and that Sprint PCS is not obligated to provide Roaming in areas in which Sprint PCS has not entered into Roaming agreements or loses it Roaming agreements. Manual Roaming may be available dependent on the arrangements established and the level of service provided by each Roaming provider.

9.2.2	Disputes Concerning Roaming Sprint PCS’ Charges and Other Terms and Provisions

If a material dispute concerning charges for Roaming minutes occurs, Sprint PCS will process the dispute with the Roaming provider in accordance with Sprint PCS’ Roaming agreement. A dispute is considered material if the amount in dispute exceeds $[***] in the aggregate during any single billing cycle. If the Roaming provider provides an adjustment to Sprint PCS for the disputed charges, Sprint PCS will credit that adjustment to Purchaser. In no event will the credit exceed the lesser of (i) the Roaming charges that Sprint PCS billed to Purchaser or (ii) the credit that Purchaser provided to its End Users. Roaming fraud is Purchaser’s responsibility and Sprint PCS does not accept any responsibility for End Users being billed for fraudulent calls placed on a Roaming provider’s network.

9.3	Sprint PCS Network Fraud Detection and Responsibility

Sprint PCS will monitor, using its customary and ordinary procedures available from time to time with the fraud detection services provided to Customers to detect fraudulent calls on the Sprint PCS Network made using Purchaser’s MINs. The terms “fraudulent calls made using Purchaser’s MINs” means calls associated with the loading by an unrelated and independent third party of a MIN/ESN combination onto a wireless device to use the PCS Service, as more specifically defined in the Private Label Operations Manual (“Cloning Fraud”). Sprint PCS makes no guarantee that any or all Cloning Fraud will be detected. Sprint PCS will notify Purchaser (electronically, orally or in writing, as Sprint PCS deems appropriate) of the detection by Sprint PCS of “suspected” and “definitive” Cloning Fraud, as those terms are defined in the Private Label Operations Manual. Sprint PCS will determine, in its sole discretion, whether an incident of Cloning Fraud is suspected or definitive, without any liability to Purchaser. Sprint PCS and Purchaser will both designate a single point of contact to expedite the notices required under this Section 9.3, which contacts may be changed at any time with reasonable prior written notice to the other party. Sprint PCS will track and process any credits requested by Purchaser and associated with suspected and definitive Cloning Fraud, only if the Cloning Fraud exceeds a

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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minimum threshold of $[***] in the aggregate during any single billing cycle. Sprint PCS’ customary and ordinary procedures, as available from time to time, to detect fraudulent calls made using Purchaser’s MINs on the Sprint PCS Network will not be inferior to the fraud detection provided by Sprint PCS to Customers.

9.3.1	Suspecting Cloning Fraud on the Sprint PCS Network

In case of suspected Cloning Fraud, Sprint PCS will not terminate PCS Service to that MIN, unless Purchaser directs Sprint PCS to terminate PCS Service. If Purchaser directs Sprint PCS to terminate service to the affected MIN, Sprint PCS will absorb the costs associated with that Cloning Fraud on the Sprint PCS Network for up to [***] hours from the time Sprint PCS provided notice of detection to Purchaser, and Purchaser will be responsible for all charges after expiration of the [***] hour period. If Purchaser does not request termination of service to the affected MIN, Purchaser will be responsible for all charges.

9.3.2	Definitive Cloning Fraud on the Sprint PCS Network

In case of definitive Cloning Fraud, Sprint PCS will terminate service to the affected MIN concurrently with notice of detection to Purchaser. Failure of authentication maybe considered definitive Cloning Fraud. Sprint PCS will absorb the costs associated with that Cloning Fraud on the Sprint PCS Network. If Purchaser reactivates the End User or overrides Sprint PCS’ deactivation of PCS Service, then Purchaser is responsible for all Cloning Fraud and any other fraud or similar activity on the End User account.

9.4	Sprint PCS’ Reports to Purchaser

Sprint PCS will provide to Purchaser the reports specified in the Private Label Operations Manual.

10.	Audit

10.1	General

Each party will maintain complete and accurate records during the term of this Agreement and for 12 months following expiration of all post-agreement payment obligations of either party in a consistent form to substantiate the monetary payment, reporting and other obligations under this Agreement. Each party may, upon reasonable prior written notice, conduct during the other party’s regular business hours, and in accordance with applicable law and reasonable security requirements, audits of those records. Either party may seek a general audit of the other party no more than once every 12 months. In addition, each party may seek limited specific audits of specific disputed payment and reporting obligations, including, if applicable, obligations related to Roaming, no more than once every 3 months. These audit rights survive until the period ending 12 months following conclusion or expiration of all post-agreement payment obligations of all parties under this Agreement.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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10.2	Procedure

Audits will be conducted as follows: (a) the audited party may require the auditing party’s employee to conduct the audit on the premises of the audited party, (b) the audited party may have an employee or representative present at all times during the audit, (c) the auditing party will not have direct access to the audited party’s computer database without the consent of the audited party, and (d) the auditing party may review only those specific records of the audited party directly related to the obligations of the audited party under this Agreement. The audited party will cooperate fully with the auditing party. The auditing party will pay all costs incurred by either party in connection with those audits, including a reasonable charge for the services of any employee of the audited party directly involved in the audit. The audited party may have the results of any audit reviewed by the audited party’s internal auditing staff or by the audited party’s independent accountants who then audit the financial statements of the audited party (“Independent Auditors”). The audited party will bear all costs of an internal or Independent Auditors’ review. Following an audit, the audited party must use its commercially reasonable efforts to correct promptly any deficiencies related to performance uncovered by an audit.

11.	Limitations of Warranties and Liabilities

11.1	No Warranties

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, SPRINT PCS MAKES NO WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PCS SERVICE OR, IF APPLICABLE, ANY EQUIPMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. ALL WARRANTIES ARE EXPRESSLY DISCLAIMED, NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN ANY OTHER DOCUMENT. SPRINT PCS DOES NOT AUTHORIZE ANYONE TO MAKE ANY WARRANTY ON ITS BEHALF AND PURCHASER SHOULD NOT RELY ON ANY SUCH STATEMENT. PURCHASER EXPRESSLY ACKNOWLEDGES THAT SPRINT PCS IS NOT THE MANUFACTURER OF ANY EQUIPMENT.

11.2	Limitations on Liability

11.2.1	Sole and Exclusive Remedies

THE SOLE AND EXCLUSIVE REMEDIES OF THE PARTIES ARE THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT.

11.2.2	No Liability for Certain Damages

EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, INCLUDING SECTIONS 12.3, 14.2, AND 17.5, NEITHER PARTY IS LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, RELATED TO OR ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT.

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12.	Trade Name, Trade Marks and Service Marks

12.1	Sprint PCS’ Rights

Purchaser recognizes the right, title and interest of Sprint PCS and Sprint PCS affiliates in and to all service marks, trademarks, and trade names used in connection with the service and products sold by Sprint PCS and Sprint PCS affiliates, including “Sprint PCS,” “Sprint” and the diamond logo or any other Sprint or Sprint PCS trademark (“Sprint PCS Marks”). Purchaser will not engage in any activities or commit any acts, directly or indirectly, that contest, dispute, or otherwise impair, or that may contest, dispute or otherwise impair the right, title or interest of Sprint PCS and Sprint PCS affiliates therein. Purchaser acknowledges and agrees that nothing in this Agreement grants to Purchaser the right to use and Purchaser agrees that it will not use any Sprint PCS Mark or any service mark, trademark, or trade name that is confusingly similar to or a colorable imitation of any of the Sprint PCS Marks, including in any of Purchaser’s advertisements, and will not incorporate the Sprint PCS Marks into any service mark, trademark or trade name used or developed by Purchaser. Purchaser does not acquire or claim any right, title or interest in or to the Sprint PCS Marks through purchase of PCS Service or Products, the provision of Private Label Service or otherwise. Notwithstanding the foregoing, to clarify its relationship with Sprint PCS, Purchaser may use the Sprint PCS Marks (i) as provided in the relevant section in the Private Label Operations Manual or (ii) with Sprint PCS’ prior written approval. Upon Sprint PCS’ request, Purchaser will provide to Sprint PCS any materials using the Sprint PCS Marks for Sprint PCS’ review to determine compliance with this Agreement. Purchaser may delete non-public price information prior to submitting those materials for Sprint PCS’ review. Sprint PCS will notify Purchaser within 10 business days of receipt of any requested materials, if any sections need to be modified or deleted in order to ensure compliance with this Agreement. Purchaser will comply with Sprint PCS’ request.

12.2	Purchaser’s Rights

Sprint PCS recognizes the right, title and interest of Purchaser and its Affiliates in and to all service marks, trademarks, and trade names used in connection with the service and products sold by Purchaser and its Affiliates (“Purchaser Marks”). Sprint PCS will not engage in any activities or commit any acts, directly or indirectly, that contest, dispute, or otherwise impair, or that may contest, dispute or otherwise impair the right, title or interest of Purchaser and its Affiliates therein. Sprint PCS acknowledges and agrees that nothing in this Agreement grants to Sprint PCS the right to use and Sprint PCS agrees that it will not use any Purchaser Mark or any service mark, trademark, or trade name that is confusingly similar to or a colorable imitation of any of the Purchaser Marks and will not incorporate the Purchaser Marks into service mark, trademark or trade name used or developed by Sprint PCS. Sprint PCS does not acquire or claim any right, title or interest in or to the Purchaser Marks through sale of PCS Service or products or otherwise.

12.3	Remedies for Violations

The limitations in Section 11.2 do not apply to either party’s violations of Section 12. If either party violates or threatens to violate Section 12, the other party may exercise any right or remedy under this Agreement and any other right or remedy that it may have (now or hereafter existing)

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at law, in equity or under statute. The parties agree that damages for violations of Section 12 may be difficult to ascertain or inadequate and that if either party violates or threatens to violate Section 12, the other party may suffer irreparable harm and therefore may seek injunctive relief in addition to any other right or remedy under this Agreement and any other right or remedy that it may have (now or hereafter existing) at law, in equity or under statute. The party that violates or threatens to violate Section 12 will not raise the defense of an adequate remedy at law.

13.	Insurance

Purchaser must, during the term of this Agreement and at its sole expense, obtain and keep in force, the following insurance: (a) Commercial General Liability Coverage, including personal injury, bodily injury, property damage, operations hazard, independent contractor coverage, contractual liability, and products and completed operations liability, in limits not less than $2,000,000 for each occurrence (combined single limit), with Purchaser named as insured in the policy and Sprint PCS named as additional insured in the policy; and (b) Worker’s Compensation and Employer’s Liability insurance. All required insurance policies must be taken out with reputable national insurers that are licensed to do business in the jurisdictions where Purchaser is doing business. Purchaser agrees that certificates of insurance will be delivered to Sprint PCS within 15 days of the Effective Date. All policies must contain an undertaking by the insurers to notify Sprint PCS in writing not less than 30 days before any material change, reduction in coverage, cancellation, or termination of the insurance. The provision of insurance required in this Agreement will not be construed to limit or otherwise affect the liability of Purchaser to Sprint PCS.

14.	Indemnification

14.1	General Cross-Indemnification for Third Party Claims

Subject to the procedures in Schedule 3.0. a party (the “Indemnitor”) agrees to indemnify and defend the other party and its directors, officers, employees, agents, successors and assigns (separately and collectively, the “Indemnitee”) from and against any third party liabilities, claims, demands, losses, damages, costs and expenses (including reasonable attorneys’ fees) for property damage or personal injury which may be assessed against or incurred by the Indemnitee relating to or arising out of:

(i)	any negligent, grossly negligent or intentional misconduct or omission of the Indemnitor or its directors, officers, employees, agents, IRs, successors and assigns in connection with the provision or use of PCS Service under this Agreement; or

(ii)	any violation by the Indemnitor or its directors, officers, employees, IRs, agents, successors and assigns of 47 U.S.C. Section 222.

except (in each case) to the extent caused by the grossly negligent or intentional misconduct or omission of the Indemnitee.

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14.2	Additional Indemnification by Purchaser

Subject to the procedures in Schedule 3.0. Purchaser agrees to indemnify and defend Sprint PCS and its directors, officers, employees, agents, successors and assigns (separately and collectively, the “Sprint PCS Indemnitee”) from and against all liabilities, claims, demands, losses, damages, costs and expenses (including any penalty, interest and reasonable attorneys’ fees) which may be assessed against or incurred by the Sprint PCS Indemnitee relating to or arising out of:

(i)	libel, slander, infringement of copyright, or invasion of privacy from the material transmitted over the Facilities by Purchaser, its IRs or End Users;

(ii)	any wiretapping or other surveillance that Purchaser may direct Sprint PCS to undertake;

(iii)	infringements of the Sprint PCS Indemnitee’s intellectual property rights by Purchaser, its End Users, contractors, agents, and other persons or entities acting for or on behalf of Purchaser;

(iv)	any third party formal or informal complaint, including complaints regarding the coverage maps, performance, quality, functionality or any other claim related to Private Label Service provided to End Users;

(v)	Purchaser’s failure to accurately calculate or bill appropriate taxes on services and usage purchased from Sprint PCS and resold to End User;

(vi)	Purchaser’s failure to remit Taxes and other levies by Governmental Authorities or under Governmental Authorities’ order on a timely and accurate basis;

(vii)	any third party formal or informal complaint relating to or arising out of services provided by Purchaser; or

(viii)	any claims from its End Users or any third party relating to any unauthorized use or publication of any End User’s MIN or other personal information or for any claims relating to content accessed using the Sprint PCS Data Services.

The limitations in Section 11.2 do not apply to Purchaser’s violations of Section 14.2. If Purchaser violates or threatens to violate Section 14.2, Sprint PCS may exercise against Purchaser any right or remedy under this Agreement and any other right or remedy that Sprint PCS may have (now or hereafter existing) at law, in equity or under statute.

15.	Breach, Remedies and Early Termination of the Agreement

15.1	Breach

In addition to other events of breach set forth in this Agreement, each of the following constitutes an event of breach under this Agreement:

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(i)	Sprint PCS or Purchaser fails to make an undisputed (in accordance with Section 7.4 payment of money or, in the case of Purchaser, to replenish, amend, replace or renew the Security, which failure continues for more than [***] days after notice from the other party;

(ii)	Sprint PCS or Purchaser fails to comply with any material representation, warranty, obligation or covenant set forth in this Agreement, which failure either (A) continues for a period of more than [***] consecutive days after receipt of notice from the nonbreaching party specifying the breach or (B) is of a nature to require more than [***] consecutive days (after receipt of notice from the nonbreaching party specifying the breach) to cure and continues for a period of more than the shorter of (x) [***] consecutive days or (y) the period reasonably required to cure; except that this extended cure period is only available if the breaching party diligently works towards a cure;

(iii)	Purchaser’s actual number of Net End Users at the end of the sixth full billing month following the Start Date is less than [***];

(iv)	Purchaser’s actual number of Net End Users at the end of the ninth full billing month following the Start Date is less than [***];

(v)	Purchaser’s actual number of Net End Users at the end of Contract Year 1 is less than [***];

(vi)	Purchaser’s actual number of Net End Users at the end of Contract Year 2 is less than [***];

(vii)	Sprint PCS or Purchaser fails to comply with Section 12, if that failure is not cured immediately upon receipt of notice from the party owning or enforcing that mark or in case of the repeated violations after receipt of the notice on one occasion;

(viii)	Sprint PCS or Purchaser ceases to do business as a going concern;

(ix)	Sprint PCS or Purchaser is unable or admits its inability to pay its debts as they become due;

(x)	Sprint PCS or Purchaser institutes a voluntary proceeding, or becomes the subject of an involuntary proceedings which involuntary proceeding is not dismissed within 30 days, under any bankruptcy act, insolvency law or any law for the relief of debtors, has a receiver appointed for the party which appointment is not dismissed, vacated or stayed within 30 days, or executes a general assignment for the benefit of creditors; or

(xi)	Purchaser knowingly transfers all or any portion of the End Users to another service provider or carrier during the term.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Upon the occurrence of any of the events of breach specified above, the nonbreaching party may, upon notice to the breaching party, terminate this Agreement in its entirety or with respect to a specific Market, depending on the nature of the breach, trigger the applicable phase-out period, and pursue any other right or remedy under this Agreement. Except as otherwise provided, the termination will be effective on the day following the end of the applicable phase-out period.

If Sprint PCS elects to terminate this Agreement as the result of any breach by Purchaser under this Section 15.1(xi), Sprint PCS will charge Purchaser and Purchaser will pay to Sprint PCS, as liquidated damages, an amount equal to $[***], in addition to all other applicable charges. The pricing for each Market in effect immediately before the date of the termination notice will remain in effect during the phase-out period. Sprint PCS will invoice Purchaser for the amounts due under this Section and Purchaser will pay those amounts within [***] after the date of Sprint PCS’ invoice. If not paid by that date, Sprint PCS may, without any additional notice to Purchaser, deduct those amounts from the Security and require Purchaser to increase the amount of the Security for the remainder of the applicable phase-out period.

Without limiting the generality of the foregoing and irrespective of whether Sprint PCS exercises its termination rights under this Agreement, if Purchaser breaches under clause (i) of Section 15.1, Sprint PCS may, without any additional notice to Purchaser, deduct any amounts due Sprint PCS from the Security and require Purchaser to increase the amount of the Security.

15.2	Early Termination by Sprint PCS Due to Loss of Licenses

If Sprint PCS ceases to be licensed by a Governmental Authority to provide PCS Service in all or a substantial part of the Markets, Sprint PCS may terminate this Agreement in its entirety without any liability by giving Purchaser at least 30 days prior written notice. Sprint PCS may delete a Market from Schedule 2.0 at any time without any liability by giving Purchaser at least 30 days prior written notice, if Sprint PCS ceases to be licensed by a Governmental Authority to provide PCS Service in that Market.

15.3	Length of and Duties During the Phase-out Period

Except as otherwise provided in this Section 15.3, upon giving of notice of termination of this Agreement in its entirety or with respect to a specific Market or Markets, Sprint PCS, at Purchaser’s (or its successor in interest) request, will continue to provide PCS Service to Purchaser (or its successor in interest) in the terminated Market(s) for a phase-out period of up to 180 days after the date of the notice of termination for those End Users on the Sprint PCS Network as of the 30th day after the date of the notice of termination. Purchaser (or its successor in interest) may continue to add new End Users or MINs during the initial 30 days of the phase-out period only. The rights and obligations with respect to the treatment of the Security are set forth in Section 7.6. At the end of the phase-out period, Sprint PCS may terminate PCS Service to Purchaser (or its successor in interest) and the End Users on the Sprint PCS Network without incurring any liability. The pricing for each Market in effect immediately before the date of the termination notice will remain in effect during the phase-out period.

The phase-out period for termination under Section 15.1 (ii) and (vii) through (xi) is 30 days after the date of the notice of termination and applies to those End Users on the Sprint PCS

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Network as of the date of the notice of termination, i.e. Purchaser may not add new End Users or MINs in the terminated Market(s) during the phase-out period.

The phase-out period for termination under Section 15.1 (i) is 10 days after the date of the notice of termination and applies to those End Users on the Sprint PCS Network as of the date of the notice of termination, i.e. Purchaser may not add new End Users or MINs in the terminated Market(s) during the phase-out period.

15.4	Effect of Termination

Termination of this Agreement is without prejudice to any other right or remedy of the parties under this Agreement. Termination of this Agreement for any cause does not release either party from any liability which, at the time of termination, has already accrued to the other party, or which may accrue in respect of any act or omission prior to termination or from any obligation which is expressly stated to survive the termination. Purchaser will remain responsible for its obligations to its agents and End Users.

16.	Restrictions on Transfer

16.1	Right of First Refusal

If Purchaser proposes to sell or otherwise transfer its End User accounts to a third party entity without Sprint PCS’ prior written consent, then Purchaser grants to Sprint PCS a right of first refusal to purchase End User accounts which Purchaser proposes to sell to the entity at the price contained in the bona fide third party written offer and pursuant to an agreement customary for such transaction and upon the basic business terms contained in the bona fide third party written offer. The term “basic business terms” means the price, method of payment, material contract terms, conditions to closing and post-closing obligations. Purchaser will provide notice of a bona fide written offer, which offer Purchaser intends to accept, to Sprint PCS within 5 days of receipt of the offer. Sprint PCS will give notice of its intent to exercise its right of first refusal within 30 days of Sprint PCS’ receipt of Purchaser’s notice. If Sprint PCS does not exercise its right of first refusal, Sprint PCS will consent to Purchaser’s assignment of this Agreement to the third party entity to accompany the sale or transfer of Purchaser’s End User accounts subject to Section 18.

16.2	Rights to End User Accounts in Connection with Liquidation or Dissolution

If Purchaser, directly or indirectly, approves any plan or proposal for liquidation or dissolution of Purchaser or winds up, liquidates, or dissolves and in connection with that action Purchaser ceases to provide Private Label Service to End Users, Purchaser will (i) [***] and (ii) [***] and (iii) [***].

16.3	Non-Solicitation/Non-Disclosure Obligations

Purchaser agrees not to market or offer any products or services (including, but not limited to, wireless services of the type offered under this Agreement) to the End User accounts or any portion thereof purchased by or otherwise transferred to Sprint PCS (“Purchased End User Accounts”) as a targeted group for a period of 3 years from the date of closing of any sale or other transfer under Section 16.1 or 16.2. Purchaser agrees that all information regarding and compilations of the Purchased End User Accounts is Proprietary Information under Section 17. Nothing in this Section 16.3 prohibits Purchaser from marketing or offering their normal products and services (other than wireless services of the type offered under this Agreement) to the Purchased End User Accounts as part of a general solicitation for such other products and services to Purchaser’s prospects and/or customers.

16.4	Remedies

The limitations in Section 11.2 do not apply to Purchaser’s violations of Section 16. If Purchaser violates or threatens to violate Section 16, Sprint PCS may exercise any right or remedy under this Agreement and any other right or remedy that it may have (now or hereafter existing) at law, in equity or under statute. The parties agree that damages for violations of Section 16 may be difficult to ascertain or inadequate and that if Purchaser violates or threatens to violate Section 16, Sprint PCS may suffer irreparable harm and therefore may seek injunctive relief in addition to any other right or remedy under this Agreement and any other right or remedy that it may have (now or hereafter existing) at law, in equity or under statute. Purchaser will not raise the defense of an adequate remedy at law.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

17.	Confidentiality

17.1	Restriction

Neither party will disclose any Proprietary Information received from the other party, except as expressly provided in this Agreement. Each party will use the Proprietary Information received from the other party only for the purpose of this Agreement. Proprietary Information means all information a party discloses to the other party which is marked “Confidential,” “Restricted,” “Proprietary,” or with some similar writing indicating the disclosing party considers the disclosed information to be proprietary.

17.2	Care

The receiving party must provide the same care to avoid disclosure or unauthorized use of the Proprietary Information as it provides to protect its own similar proprietary information. All Proprietary Information must be retained by the receiving party in a secure place with access limited to only those of the receiving party’s employees, lenders or purchasers who need to know that information for purposes of this Agreement and to third parties as the disclosing party has consented to by prior written approval. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of this Agreement. Sprint Spectrum L.P. may disclose Proprietary Information, subject to the terms of this Agreement, to any entity (i) for which it is building a wireless network, or (ii) for which it has an obligation to associate the wireless network of the entity to the Sprint Spectrum L.P. network.

17.3	Return

All Proprietary Information, unless otherwise specified in writing, must be returned to the disclosing party or destroyed after the receiving party’s need for it has expired or upon request of the disclosing party, and, in any event, within 10 days of termination of this Agreement. At the request of the disclosing party, the receiving party will furnish a certificate of an officer of the receiving party certifying that Proprietary Information not returned to disclosing party has been destroyed.

17.4	Limitation

The parties agree that the term “Proprietary Information” does not include information which:

(a)	has been published or is otherwise in the public domain through no fault of the receiving party;

(b)	prior to disclosure under this Agreement is properly within the legitimate possession of the receiving party;

(c)	subsequent to disclosure under this Agreement is lawfully received from a third party having rights in the information without restriction of the third party’s right to disseminate the information and without notice of any restriction against its further disclosure;

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(d)	is independently developed by the receiving party through parties who have not had, either directly or indirectly, access to or knowledge of Proprietary Information; or

(e)	is obligated to be produced under order of a court of competent jurisdiction or other similar requirement of a Governmental Authority, so long as the party required to disclose the information provides the other party with prior notice of the order or requirement.

17.5	Relief

The limitations in Section 11.2 do not apply to either party’s violations of Section 17. If either party violates or threatens to violate Section 17, the other party may exercise any right or remedy under this Agreement and any other right or remedy that it may have (now or hereafter existing) at law, in equity or under statute. The parties agree that damages for violations of Section 17 may be difficult to ascertain or inadequate and that if either party violates or threatens to violate Section 17, the other party may suffer irreparable harm and therefore may seek injunctive relief in addition to any other right or remedy under this Agreement and any other right or remedy that it may have (now or hereafter existing) at law, in equity or under statute. The party that violates or threatens to violate Section 12 will not raise the defense of an adequate remedy at law. A party must not disclose the Proprietary Information for a period which is the longer of (a) 3 years from the date of disclosure or (b) the date of termination of this Agreement.

18.	Assignment

Purchaser may assign this Agreement to an Affiliate in connection with the transfer of its Private Label Service business to that Affiliate. Purchaser will give Sprint PCS 30 days prior written notice of the agreement.

Purchaser may not assign this Agreement other than as expressly provided in this Agreement without Sprint PCS’ prior written consent, which consent may be granted or denied in Sprint PCS’ sole discretion. Any assignment in violation of this provision is null and void. The permitted assignment of this Agreement does not release the assignor or its successor in interest from any of its obligations under this Agreement.

Sprint PCS will consent to the assignment of this Agreement in connection with the sale or other transfer of the End User accounts under Sections 16.1 if all procedures are followed and except that Sprint PCS is not obligated to consent to any assignment and reserves the right to immediately terminate this Agreement with on phase-out period if the third party entity acquiring Purchaser’s End User: (A) has, in the past and in Sprint PCS’ reasonable opinion, materially breached any prior agreement with Sprint PCS; (B) a strategic competitor of Sprint PCS, Sprint Corporation or an affiliate of either, as determined by Sprint PCS in its sole discretion; (C) does not meet Sprint PCS’ reasonable credit criteria; or (D) refuses to assume the obligations of Purchaser under this Agreement including, but not limited to, replacement of the Security.

19.	General Provisions

19.1	Notices and Inquiries

Except as otherwise provided, all notices and inquiries be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, (with acknowledgment received by the courier), or by facsimile (with facsimile acknowledgment) addressed as follows:

If to Purchaser:

InPhonic, Inc.

1010 Wisconsin Avenue, NW

Suite 250

Washington, DC 20007

[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

With a copy to:

[***]

If to Sprint PCS

Sprint Spectrum, L.P. (d/b/a Sprint PCS)

[***]

With a copy to:

Sprint Spectrum, L.P. (d/b/a Sprint PCS)

[***]

Any party may from time to time specify a different address by notice to the other party. Any notice is considered given as of the date delivered.

19.2	Construction

The definitions in this Agreement apply equally to both the singular and plural forms of the terms defined. Whenever the context requires, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” are deemed to be followed by the phrase “without limitation.” Unless the context otherwise requires, any references to any agreement, schedule or exhibit or to any other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any corresponding provisions of successor statutes or regulations). Any reference in this Agreement to a “day” or number of “days” is a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and that calendar day is not a business day for Sprint PCS or Purchaser then the action or notice will be deferred until, or may be taken or given on, the next business day. This Agreement will be construed simply according to its fair meaning and not strictly for or against any party. No rule of construction requiring interpretation against the draftsperson will apply in the interpretation of this Agreement. Except as otherwise provided, if there are any inconsistencies between any Schedule or Exhibit, and the body of this Agreement, the body of this Agreement controls. If there are any inconsistencies between the Private Label Operations Manual and this Agreement, this Agreement controls.

19.3	Time

Time is of the essence with respect to this Agreement.

19.4	Independent Contractors

The parties do not intend to create any agency, partnership, joint venture or other profit-sharing arrangement, landlord-tenant, or lessor-lessee relationship, or any relationship other than seller-buyer. Purchaser will not represent itself (i) as an agent or representative of Sprint PCS or (ii) as a purchaser of PCS Service in any way not specifically provided for herein. Each party will be solely responsible for the payment of compensation, workers’ compensation,

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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unemployment insurance and for withholding or paying employment related taxes to or with respect to its own employees. Sprint PCS will be solely responsible for or entitled to the payment or receipt of any fees paid to or received from third party service providers with respect to data, content or services, if any.

19.5	Survival

The provisions of Sections 7.6, 11, 12, 13, 14, 17 and 19.9 will survive the termination of this Agreement, in addition to any other provision that by its content is intended to survive termination of this Agreement, such as most provisions during the phase-out period.

19.6	Headings

The article and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision of this Agreement.

19.7	Severability

Every provision of this Agreement is intended to be severable unless expressly indicated otherwise (e.g. see Section 2). If any term or provision of this Agreement is illegal, invalid or unenforceable for any reason whatsoever, that term or provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the illegality, invalidity or unenforceability will not affect the validity or legality of the remainder of this Agreement. If necessary to effect the intent of the parties, the parties will negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects the intent.

19.8	Governing Law

This Agreement will be governed by and construed in accordance with the laws of the State of New York without giving effect to choice of law rules.

19.9	Waiver of Jury Trial

EACH PARTY TO THIS AGREEMENT WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ALL CLAIMS OR CAUSES OF ACTION (INCLUDING COUNTERCLAIMS) RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY. THIS WAIVER APPLIES TO ALL SUBSEQUENT AMENDMENTS OF THIS AGREEMENT.

19.10	Counterpart Execution

This Agreement may be executed in any number of counterparts with the same effect as if each party had signed the same document. All counterparts will be construed together and will constitute one agreement.

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19.11	Entire Agreement; Amendments

This Agreement sets forth the entire agreement and understanding between the parties as to the subject matters covered therein and supersede all prior agreements, oral or written, and other communications between the parties relating to the subject matter of this Agreement. Except as otherwise provided in this Agreement, no amendment or modification of this Agreement will be valid or binding upon the parties unless made in writing and signed by the duly authorized representatives of both parties.

19.12	Parties in Interest; Limitation on Rights of Others

Except as otherwise provided in this Agreement, this Agreement is binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Nothing in this Agreement, whether express or implied, will be construed to give any person other than the parties any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained in this Agreement.

19.13	Waivers; Remedies

The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce the term, but any waiver is effective only if in a writing signed by the party against which the waiver is to be asserted. Except as otherwise provided in this Agreement, no failure or delay of any party in exercising any right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right, or any abandonment or discontinuance of steps to enforce the right, preclude any other or further exercise thereof or the exercise of any other right.

19.14	Force Majeure

If the performance of this Agreement is interfered with by any circumstance beyond the reasonable control of the party affected, the party affected by the force majeure is excused on a day-by-day basis to the extent of the interference, if the party notifies the other party as soon as practicable of the nature and expected duration of the claimed force majeure, uses all commercially reasonable efforts to avoid or remove the causes of nonperformance and resumes performance promptly after the causes have been removed. A “force majeure” under this Section 19.14 includes (i) acts of God, such as fire, flood, earthquake or other natural cause; (ii) terrorist events, riots, insurrections, war or national emergency; (iii) strikes, boycotts, lockouts or other labor difficulties, (iv) the lack of or inability to obtain permits or approvals, necessary labor, materials, energy, components or machinery, telecommunication line facilities or MINs, and (v) judicial, legal or other action of any Governmental Authority.

19.15	Disclosure

All media releases and public announcements or disclosures by either party relating to this Agreement, its subject matter or the purpose of this Agreement are to be coordinated with and consented to by the other party in writing prior to the release thereof.

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19.16	Compliance with Laws

Either party will comply with all applicable material federal, state, county and local laws, rules, regulations and orders that apply to it, its operations and facilities.

This Agreement made as of the date first written above.

SPRINT SPECTRUM L.P.	STAR NUMBER, INC.

By: [***]	By: [***]
Name: [***]	Name: [***]
Its: [***]	Its: [***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Schedule 1.0

PCS Services

1.	Description of Services, Rates and Charges

1.1.	The Sprint PCS Network is a digital wireless communications network that uses Code Division Multiple Access (“CDMA”) technology. Itemized below are the services on the Sprint PCS Network (with the associated rates and charges) that comprise the PCS Service.

1.2.	[***].

2.	Rates

2.1.	[***]Pricing

2.1.1.	[***] Price Plans

Attachment No. 1 contains [***] and Sprint PCS Data Service [***] plan options available to Purchaser. [***]. The rates on Attachment No. 1 include any applicable interconnection charges. Airtime charges do not include long distance toll charges unless expressly stated in Attachment No. 1. Sprint PCS may modify the peak and off-peak time periods from time to time. Per call charges may be rounded up to the nearest whole $.01.

2.1.2.	Identification of Price Plans

Purchaser must identify the appropriate [***] price plan option and additional service options available under Attachment No. 1 for each End User added to its account. Sprint PCS will bill Purchaser based upon the price plan and service options assigned to each End User by Purchaser until Purchaser changes the price plan and service options assigned to that End User. Purchaser may change price plans and service options assigned to an End User at its discretion. Applicable Service Fees will apply.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

2.2.	[***] Pricing - Voice Service

For End Users that Purchaser assigns to [***] pricing, Sprint PCS will charge Purchaser (i) [***]. The rates on Attachment No. 1-A include any applicable interconnection charges. Sprint PCS may modify the peak and off-peak time periods from time to time. Per call charges may be rounded up to the nearest whole $.01.

2.3.	Service Fees

Sprint PCS will charge Purchaser the following Service Fees:

2.3.1.	[***]

2.3.2.	[***]

2.3.3.	[***]

All account services will be performed as set forth in this Agreement and the Private Label Operations Manual.

2.4.	Automatic Roaming Charges: If Sprint PCS provides automatic Roaming to Purchaser, Sprint PCS will charge Purchaser [***] plus all other applicable charges, such as taxes and toll charges.

International roaming rates will be quoted and billed on a country or region specific basis. International roaming rates are subject to revision by Sprint PCS upon notice to Purchaser.

2.5.	Manual Roaming Charges: Manual Roaming charges are [***].

2.6.	Toll Charges: Sprint PCS will provide the following toll services to Purchaser and charge Purchaser the following rates for toll (beyond the applicable local exchange provider’s local calling area) calls:

2.6.1.	Intrastate: $[***] per minute

2.6.2.	Interstate: $[***] per minute

2.6.3.	International (not including off-shore destinations): [***] the rates set forth in Attachment No. 2. Sprint PCS may modify the [***] and [***] in Attachment No. 2 from time to time.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

2.7.	SMS Charges; Sprint PCS Data Service Charges:

2.7.1.	Short Message Services (“SMS”): $[***] per message

Purchaser will be charged the above [***] SMS message rate for each SMS message for such End User. Individual handsets may not be able to receive a SMS message if the handset is: (a) turned off; (b) Roaming; or (c) traveling in a Market that does not have text messaging capabilities. [***].

2.7.2	Data Connection—Standard Pricing (including Web browser): $[***]. Purchaser will be charged for time spent by its End User while connected to the data connection, including time spent browsing on the Internet and reviewing or scrolling through Internet information on-line while connected to the Sprint PCS Network. [***].

2.7.3.	Data Connection—Alternative End User Specific Pricing (including web browser): $[***] - available for voice service only [***] under this Agreement. A subscribing End User MIN may use its minutes for either voice-services or data connection. Each subscribing End User MIN will also receive [***] SMS messages (of up to 160 characters each). During any month in which the actual number of SMS messages for an individual End User MIN exceeds [***] SMS Messages, an overage rate of $[***] per SMS message will be charged to Purchaser.

2.7.4.	Data Connection Materials:

(a)	Initial License Fee: $[***]

(b)	Subject to Purchaser’s execution of the Data Connection License Agreement, Sprint PCS will provide to Purchaser the following: (i) 2 original CD-ROMs which will contain installation, maintenance and troubleshooting software required for data connection, (ii) 2 original CD-ROMs which will contain a softcopy of the user guide that Purchaser must provide to all End Users to which Purchase provides data connectivity, and (iii) instructions on how Purchaser can obtain serial data cables/cable adapters that are required for data connectivity, which Purchaser will be solely responsible for acquiring. Purchaser may, at its sole expense, produce printed copies of the user guide (“User Guide”) to provide to End Users. Pursuant to the terms of the Data Connection License Agreement Purchaser may produce copies of the installation, maintenance and troubleshooting software onto CD-ROMs acquired by Purchaser (“Data Software”) to provide to its End Users. The Initial License Fee does not include any upgrades, enhancements, modifications or maintenance of the User Guide or Data Software or installation, maintenance and troubleshooting that may, at Sprint PCS’ sole discretion and at prices determined solely by Sprint PCS, be provided to Purchaser.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

2.8.	Other Charges:

2.8.1	Call Forwarding: $[***] per minute, plus applicable toll charges

2.8.2.	[***]

2.8.3.	[***]

2.8.4.	[***]

2.8.5.	[***]

[***].

2.8.6.	[***]

2.8.7.	[***]

2.8.8.	[***]

2.8.9.	[***]

2.8.10.	[***]

2.8.11.	[***]

2.8.12.	[***]

2.8.13.	[***]

2.8.14.	[***].

2.8.15.	[***].

2.8.16.	See Private Label Operations Manual for additional charges.

2.9.	Billing Media and Reports:

2.9.1.	Billing media (standard billing interface) $[***] per tape/cartridge/CD

2.9.2.	Replacement or recreate billing media: $[***] tape/cartridge/CD plus hourly rate to recreate data

2.9.3.	Non-standard billing interface: As quoted

2.9.4.	Standard reports (see Private Label Operations Manual): $[***]

2.9.5.	Non-standard reports: As quoted

2.10.	Handset Handling Charges:

2.10.1.	[***].

2.10.2	[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

2.10.3.	[***]

2.10.4.	[***]

2.11.	Message Acquisition & Formatting (“MAF”):

Implementation Fee:	$[***]

Monthly Fee:	$[***]

MAF will allow Purchaser to receive unrated Call Detail Records (“CDRs”) on a near real-time basis. In order to receive MAF, Purchaser must obtain a license to use CIBER formatted records from CIBERNET at Purchaser’s sole expense. In addition, in order to receive access to the MAF data, Purchaser will need to comply with the requirements set out in the “Reseller Access to MAF Requirements” section of the Private Label Operations Manual. Sprint PCS will not provide access to MAF until all such requirements are met. MAF will be provided as set forth in the Agreement and the Private Label Operations Manual.

2.12.	Machine to Machine Interface (“API”):

Implementation Fee:	$[***] (includes up to [***] hours of testing; additional hours of testing will be billed at $[***] per hour).

Monthly Fee:	$[***] (includes up to [***] hours of trouble resolution per month; additional hours of trouble resolution will be billed at $[***] per hour).

API will allow Purchaser to provision End Users through Purchaser’s billing/activation system which will interface with and update Sprint PCS’ billing system automatically. API will be able to perform End User subscription activities that would otherwise be performed on the Sprint PCS maintained Private Label Services web site (e.g. activations, deactivations, suspends, usage query). In order to receive API, Purchaser must obtain T-1 connection into the Sprint PCS data center at Purchaser’s expense. API will be provided as set forth in the Agreement and the Functional Requirements Specification document provided to Purchaser by Sprint PCS.

3.	Procedures and Guidelines

Sprint PCS, in its sole discretion, will determine rounding with respect to pricing. Rounding policies are further described in the Private Label Operations Manual. All other applicable procedures and guidelines are set forth in the Private Label Operations Manual.

Sprint PCS may, at its discretion, add new services and features or modify, replace or enhance any of the services or features listed on this Schedule 1.0. Sprint PCS will provide Purchaser notice of any such changes. The price for a new, modified, replaced or enhanced service or feature will be set forth in the notice. If Purchaser purchases any new, modified, replaced or enhanced service or features after the date of the notice, this Schedule 1.0 will be deemed amended by that notice and Purchaser will be obligated to pay for that service and feature as set forth in the notice, unless the parties otherwise agree in writing.

[***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

Attachment No. 1 to Schedule 1.0

Voice Service Only [***] Price Plans

[***],[***]Minutes and [***] Airtime Minute Pricing

The immediately succeeding page in this Attachment No. 1 contains eight (8) separate voice service [***] price plans, [***] for [***] Markets included in Schedule 2.0. [***].

The voice service [***] price plans included in Attachment No. 1 are: five (5) [***] Price Plans and three (3) [***] Price Plans. The [***] Price Plan includes minutes of use on the domestic Sprint PCS Network included under this Agreement [***]. The [***] Price Plan includes minutes of use on the domestic Sprint PCS Network included under this Agreement. Long distance calls are rated per Schedule 1.0.

[***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

Attachment No. 1 to Schedule 1.0 (Continued)

Voice Service Only [***] Price Plans

[***]

Voice Service Only – [***] Price Plans

[***]		[***	]		[***	]		[***	]		[***	]		[***	]
[***]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
[***][1]		[***	]		[***	]		[***	]		[***	]		[***	]
[***][2]		[***	]		[***	]		[***	]		[***	]		[***	]
[***]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]

[1]	[***] airtime minutes of use on the domestic Sprint PCS Network included under this Agreement, including long distance calls originating and terminating within the continental United States.

[2]	[***] airtime minutes of use on the domestic Sprint PCS Network included under this Agreement. [***].

Purchaser will be charged the rates set forth in Schedule 1.0 for international long distance calls and Roaming.

Voice Service Only – [***][***] Price Plans

[***]		[***]		[***]		[***]
[***]	$	[***]	$	[***]	$	[***]
[***][3]		[***]		[***]		[***]
[***][4]		[***]		[***]		[***]
[***]	$	[***]	$	[***]	$	[***]

[3]	[***] minutes of use on the domestic Sprint PCS Network included under this Agreement.

[4]	[***] airtime minutes of use on the domestic Sprint PCS Network included under this Agreement. [***].

Purchaser will be charged the rates set forth in Schedule 1.0 for all interstate, intrastate and international long distance calls and Roaming.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

Attachment No. 1 to Schedule 1.0 (Continued)

Voice Service and Sprint PCS Data Service [***] Price Plans

[***] and [***] Airtime Minute Pricing

The immediately succeeding page in this Attachment No. 1 contains four (4) voice service and Sprint PCS Data Service [***] price plans[***] and service option charges for all Markets listed Schedule 2.0 that include minutes of use on the domestic Sprint PCS Network included under this Agreement [***]. Each voice service and Sprint PCS Data Service [***] price plan is defined by [***].

[***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

Attachment No. 1 to Schedule 1.0 (Continued)

Voice Service and Sprint PCS Data Service [***] Price Plans

[***]

Voice Service and Sprint PCS Data Service – [***] Price Plans

[***]		[***	]		[***	]		[***	]		[***	]
[***]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
[***][1]		[***	]		[***	]		[***	]		[***	]
[***][2]		[***	]		[***	]		[***	]		[***	]
[***]	$	[***	]	$	[***	]	$	[***	]	$	[***	]

[1]	[***] airtime minutes of use on the domestic Sprint PCS Network included under this Agreement, [***].
[2]	[***] airtime minutes of use on the domestic Sprint PCS Network included under this Agreement. [***].

Purchaser will be charged the rates set forth in Schedule 1.0 for international long distance calls and Roaming.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

Attachment No. 1 to Schedule 1.0 (Continued)

Service Option for [***] Price Plans

Purchaser may select the following service option and combine it with any [***] price plan for each End User:

[***]

[***]

[***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — Confidential

Attachment No. 1-A to Schedule 1.0

Voice Service [***] Pricing

[***] Airtime Charges

This Attachment No. 1-A contains four (4) separate [***] price plans and four (4) separate [***] plans for voice service for all Markets included in Schedule 2.0, as well as the [***]. Each [***] plan is defined by the [***].

[***].

[***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Attachment No. 2 to Schedule 1.0

International Toll Charges

See attached

Sprint PCS Proprietary Information —RESTRICTED

Attachment No. 2 to Schedule 1.0

Country	Sprint PCS Private Label Service Base Rate
Afghanistan	$ [***]
Albania	$ [***]
Algeria	$ [***]
American Samoa	$ [***]
Andorra	$ [***]
Angola	$ [***]
Anguilla	$ [***]
Antigua	$ [***]
Argentina	$ [***]
Armenia	$ [***]
Aruba	$ [***]
Ascension Island	$ [***]
Australia	$ [***]
Australian External Territories	$ [***]
Austria	$ [***]
Azerbijan	$ [***]
Bahamas	$ [***]
Bahrain	$ [***]
Bangladesh	$ [***]
Barbados	$ [***]
Belarus	$ [***]
Belgium	$ [***]
Belize	$ [***]
Benin	$ [***]
Bermuda	$ [***]
Bhutan	$ [***]
Bolivia	$ [***]
Bosnia-Herzegovina	$ [***]
Botswana	$ [***]
Brazil	$ [***]
British Virgin Islands	$ [***]
Brunei	$ [***]
Bulgaria	$ [***]
Burkina Faso	$ [***]
Burundi	$ [***]
Cambodia	$ [***]
Cameroon	$ [***]
Canada	$ [***]
Cape Verde Island	$ [***]
Cayman Islands	$ [***]
Central African Republic	$ [***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Confidential

Attachment No. 2 to Schedule 1.0

Country	Sprint PCS Private Label Service Base Rate
Chad Republic	$ [***]
Chile	$ [***]
China	$ [***]
Colombia	$ [***]
Comoros	$ [***]
Congo	$ [***]
Cook Islands	$ [***]
Costa Rica	$ [***]
Croatia	$ [***]
Cuba	$ [***]
Cyprus	$ [***]
Czech Republic	$ [***]
Denmark	$ [***]
Diego Garcia	$ [***]
Djibouti	$ [***]
Domican Republic	$ [***]
Dominica	$ [***]
Ecuador	$ [***]
Egypt	$ [***]
El Salvador	$ [***]
Equatorial Guinea	$ [***]
Eritrea	$ [***]
Estonia	$ [***]
Ethiopia	$ [***]
Faeroe Islands	$ [***]
Falkland Islands	$ [***]
Fiji Islands	$ [***]
Finland	$ [***]
France	$ [***]
French Antilles	$ [***]
French Guiana	$ [***]
French Polynesia	$ [***]
Gabon	$ [***]
Gambia	$ [***]
Georgia	$ [***]
Germany	$ [***]
Ghana	$ [***]
Gibraltar	$ [***]
Greece	$ [***]
Greenland	$ [***]
Grenada	$ [***]
Guadelope	$ [***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Confidential

Attachment No. 2 to Schedule 1.0

Country	Sprint PCS Private Label Service Base Rate
Guam	[***]
Guantanmo Bay	$ [***]
Guatemala	$ [***]
Guinea	$ [***]
Guinea-Bisau	$ [***]
Guyana	$ [***]
Haiti	$ [***]
Honduras	$ [***]
Hong Kong	$ [***]
Hungary	$ [***]
Iceland	$ [***]
India	$ [***]
Indonesia	$ [***]
Iran	$ [***]
Iraq	$ [***]
Ireland	$ [***]
Israel	$ [***]
Italy	$ [***]
Ivory Coast	$ [***]
Jamaica	$ [***]
Japan	$ [***]
Jordan	$ [***]
Kazakhstan	$ [***]
Kenya	$ [***]
Kiribati	$ [***]
Korea, Republic of (South)	$ [***]
Kuwait	$ [***]
Kyrgyzstan	$ [***]
Laos	$ [***]
Lativa	$ [***]
Lebanon	$ [***]
Lesotho	$ [***]
Liberia	$ [***]
Libya	$ [***]
Liechtenstein	$ [***]
Lithuania	$ [***]
Luxembourg	$ [***]
Macao	$ [***]
Macedonia	$ [***]
Madagascar	$ [***]
Malawi	$ [***]
Malaysia	$ [***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Confidential

Attachment No. 2 to Schedule 1.0

Country	Sprint PCS Private Label Service Base Rate
Maldives	$ [***]
Mali Republic	$ [***]
Malta	$ [***]
Marshall Islands	$ [***]
Martinique	$ [***]
Mauritania	$ [***]
Mauritius	$ [***]
Mayotte Island	$ [***]
Micronesia	$ [***]
Moldova	$ [***]
Monaco	$ [***]
Mongolian People’s Republic	$ [***]
Montserrat	$ [***]
Morocco	$ [***]
Mozambique	$ [***]
Myanmar	$ [***]
Namibia	$ [***]
Nauru Island	$ [***]
Nepal	$ [***]
Netherlands	$ [***]
Netherlands Antilles	$ [***]
Nevis	$ [***]
New Caledonia	$ [***]
New Zealand	$ [***]
Nicaragua	$ [***]
Niger	$ [***]
Nigeria	$ [***]
Niue Island	$ [***]
North Korea	$ [***]
Norway	$ [***]
Oman	$ [***]
Pakistan	$ [***]
Palau	$ [***]
Palestine	$ [***]
Panama	$ [***]
Paraguay	$ [***]
Paupua New Guinea	$ [***]
Peru	$ [***]
Philippines	$ [***]
Poland	$ [***]
Portugal	$ [***]
Qatar	$ [***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Confidential

Attachment No. 2 to Schedule 1.0

Country	Sprint PCS Private Label Service Base Rate
Reunion Islands	$ [***]
Romania	$ [***]
Russia	$ [***]
Rwanda	$ [***]
Saipan	[***]
San Marino	$ [***]
Sano Tome and Principe	$ [***]
Saudi Arabia	$ [***]
Senegal	$ [***]
Seycheles	$ [***]
Sierra Leone	$ [***]
Singapore	$ [***]
Slovakia	$ [***]
Slovenia	$ [***]
Solomon Island	$ [***]
Somalia	$ [***]
South Africa	$ [***]
Spain	$ [***]
Sri Lanka	$ [***]
St. Helena	$ [***]
St. Kitts	$ [***]
St. Lucia	$ [***]
St. Pierre and Miquelon	$ [***]
St. Vincent and The Grenadine	$ [***]
Sudan	$ [***]
Suriname	$ [***]
Swaziland	$ [***]
Sweden	$ [***]
Switzerland	$ [***]
Syria	$ [***]
Taiwan	$ [***]
Tajikistan	$ [***]
Tanzania	$ [***]
Thailand	$ [***]
Togo	$ [***]
Tokelau	$ [***]
Tonga Islands	$ [***]
Trinidad & Tobago	$ [***]
Tunisia	$ [***]
Turkey	$ [***]
Turkmenistan	$ [***]
Turks & Caicos Islands	$ [***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Confidential

Attachment No. 2 to Schedule 1.0

Country	Sprint PCS Private Label Service Base Rate
Tuvalu	$ [***]
Uganda	$ [***]
Ukraine	$ [***]
United Arab Emirates	$ [***]
United Kingdom	$ [***]
Uruguay	$ [***]
Uzbekistand	$ [***]
Vanuatu	$ [***]
Vatican City	$ [***]
Venezuela	$ [***]
Vietnam	$ [***]
Wallis and Futuna	$ [***]
Western Samoa	$ [***]
Yemen Republic Of	$ [***]
Yugoslav Republics	$ [***]
Zaire	$ [***]
Zambia	$ [***]
Zimbabwe	$ [***]
Mexico (Terminating Rate Steps-Distance from US Border)
1	$ [***]
2	$ [***]
3	$ [***]
4	$ [***]
5	$ [***]
6	$ [***]
Mexico City - 7	$ [***]
8	$ [***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Confidential

Schedule 1.1

Minimum Performance Standards

	Contract Year 1	Contact Year 2	Contract Year 3
End User Level	[***]	[***]	[***]
Average MOU Level	[***]	[***]	[***]
Annual MOU Level	[***]	[***]	[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information – RESTRICTED

Schedule 2.0

Sprint PCS Markets

Market Description	Term/Start Date
Atlanta	3 Years / In Service Date
Birmingham	3 Years / In Service Date
Boston	3 Years / In Service Date
Buffalo	3 Years / In Service Date
Charlotte	3 Years / In Service Date
Chicago	3 Years / In Service Date
Cincinnati	3 Years / In Service Date
Cleveland	3 Years / In Service Date
Columbus	3 Years / In Service Date
Dallas	3 Years / In Service Date
Denver	3 Years / In Service Date
Des Moines	3 Years / In Service Date
Detroit	3 Years / In Service Date
District of Columbia	3 Years / In Service Date
Hartford	3 Years / In Service Date
Honolulu	3 Years / In Service Date
Houston	3 Years / In Service Date
Indianapolis	3 Years / In Service Date
Jacksonville	3 Years / In Service Date
Kansas City	3 Years / In Service Date
Knoxville	3 Years / In Service Date
Las Vegas	3 Years / In Service Date

Schedule 2.0 (continued)

Sprint PCS Markets

Market Description	Term/Start Date
Little Rock	3 Years / In Service Date
Los Angeles	3 Years / In Service Date
Louisville	3 Years / In Service Date
Memphis	3 Years / In Service Date
Miami	3 Years / In Service Date
Milwaukee	3 Years / In Service Date
Minneapolis / St. Paul	3 Years / In Service Date
Nashville	3 Years / In Service Date
New Orleans	3 Years / In Service Date
New York City	3 Years / In Service Date
Oklahoma City	3 Years / In Service Date
Omaha	3 Years / In Service Date
Orlando	3 Years / In Service Date
Philadelphia	3 Years / In Service Date
Phoenix	3 Years / In Service Date
Pittsburgh	3 Years / In Service Date
Portland	3 Years / In Service Date
Richmond	3 Years / In Service Date
Salt Lake City	3 Years / In Service Date
San Antonio	3 Years / In Service Date
San Diego	3 Years / In Service Date
San Francisco	3 Years / In Service Date

Schedule 2.0 (continued)

Sprint PCS Markets

Market Description	Term/Start Date
Seattle	3 Years / In Service Date
St. Louis	3 Years / In Service Date
Tallahassee	3 Years / In Service Date
Tampa	3 Years / In Service Date
Wichita	3 Years / In Service Date

Schedule 3.0

Indemnification Procedures

Notice

The Indemnitee/Sprint PCS Indemnitee will give the Indemnitor written notice within 30 days of becoming aware that any formal or informal claim, demand, or request for indemnified losses under Sections 14.1 or 14.2 will be or has been made against the Indemnitee/Sprint PCS Indemnitee, either individually or with others, (the “Indemnification Claim”). The Indemnitor’s indemnity obligation includes reasonable attorneys’ fees and all other reasonable costs incurred by the Indemnitee/Sprint PCS Indemnitee from the first notice that any Indemnification Claim has been made or may be made, and is not limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable under applicable workers’ compensation acts, disability benefit acts, or other employee benefit acts.

Defense by Indemnitor

If, within 30 days after the giving of notice, the Indemnitee/Sprint PCS Indemnitee receives written notice from the Indemnitor stating that the Indemnitor intends to dispute or defend against the Indemnification Claim, the Indemnitor will have the right to select counsel of its choice and to dispute or defend against the claim, demand, liability, suit, action or proceeding, at its expense. The Indemnitee/Sprint PCS Indemnitee will fully cooperate with the Indemnitor in the dispute or defense so long as the Indemnitor is conducting the dispute or defense diligently and in good faith; but the Indemnitor will not be permitted to settle the Indemnification Claim without the prior written approval of the Indemnitee/Sprint PCS Indemnitee, which approval will not be unreasonably delayed or withheld. Even though the Indemnitor selects counsel of its choice, the Indemnitee/Sprint PCS Indemnitee has the right to additional representation by counsel of its choice to participate in the defense at Indemnitee’s/Sprint PCS Indemnitee’s sole cost and expense.

Defense by Indemnitee/Sprint PCS Indemnitee

If (a) no notice of intent to dispute or defend the Indemnification Claim is received by Indemnitee/Sprint PCS Indemnitee within the 30-day period, or (b) diligent and good faith defense is not being, or ceases to be, conducted, by the Indemnitor, the Indemnitee/Sprint PCS Indemnitee has the right to dispute and defend against the Indemnification Claim at the sole reasonable cost and expense of Indemnitor, but the Indemnitee will not be permitted to settle the Indemnification Claim without the prior written approval of the Indemnitor, which approval will not be unreasonably withheld.

Schedule 4.0

Appraisal Process and Procedure

Before                      Sprint PCS and Purchaser will determine a mutually agreeable appraisal process and procedure.

Exhibit A

Form of Letter of Credit

[Bank Letterhead]

IRREVOCABLE STANDBY LETTER OF CREDIT

                            , 2002

Letter of Credit No.

[***]

Attention:	[***]
[***]

Re: Irrevocable Letter of Credit No.

Ladies and Gentlemen:

At the request of and for the account of our customer                              [Insert name of customer] (“Account Party”), we (“Bank”) hereby establish in your favor this Irrevocable Standby Letter of Credit No.                              (“Letter of Credit”). This Letter of Credit is issued to you in connection with the Private Label PCS Services Agreement (“Agreement”) between you and the Account Party dated                             , 20    . This Letter of Credit authorizes you to draw on Bank an amount not exceeding in the aggregate of U.S. $                     (“Stated Amount”). Partial drawings are permitted under this Letter of Credit.

This Letter of Credit automatically terminates on the earliest to occur (“Expiration Date”) of the following:

(i)                              [insert a term that is two years after the Effective Date as defined in the Agreement], except that on each                              [insert a date that is 30 days prior to the previously inserted day and month] (“Renewal Date”) that date is automatically extended to                              [insert the same day and month of the first insertion] of the succeeding year, unless Bank has delivered to you at the address to which this Letter of Credit is addressed on or prior to the Renewal Date, a notice of non-renewal or non-replacement stating the expiration date of the Letter of Credit and Bank’s intention not to renew past that date (“Non-renewal Notice”);

(ii) 120 days after the expiration of the applicable phase-out period under the Agreement; or

(iii) the day on which this Letter of Credit is surrendered by you to Bank.

Subject to the other provisions of this Letter of Credit, you may obtain the funds available under this Letter of Credit by presentment to Bank of your sight draft drawn on Bank, marked “Drawn under Irrevocable Standby Letter of Credit No.                              dated                             ”,

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

dated within              days of your presentment to Bank and accompanied by the following documentation:

(i) in case of non-payment, a signed certificate by Sprint Spectrum L.P. dated within days of your presentment to Bank (“Non-payment Certificate”) stating the following and accompanied by a copy of the applicable invoices:

•	a payment default has occurred under the Agreement; and

•	the invoices for services provided in the ordinary course of business accompanying the Certificate have been presented to the Account Party and have not been paid by the Account Party in full when due; and

•	a demand for payment of $ in immediately available funds is made, which amount does not exceed the unpaid portion of the invoices accompanying the Certificate

(ii) in case of receipt by you from Bank of a Non-renewal Notice; a signed certificate by Sprint Spectrum L.P. dated within              days of your presentment to Bank (“Non-renewal Certificate”) stating the following and accompanied by a copy of the Non-Renewal Notice:

•	that you received from Bank a Non-Renewal Notice; and

•	a demand for payment of the Stated Amount minus any partial drawings that have not been replenished by Account Party.

This Letter of Credit is governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication 500 (“UCP”), and, to the extent not inconsistent therewith, the laws of the State of Missouri. Notwithstanding anything to the contrary in Article 45 of the UCP, this Letter of Credit remains in full force and effect until it expires in accordance with its terms.

Your sight draft accompanied by the Non-payment Certificate or the Non-renewal Certificate and a copy of the applicable documentation presented on or before the Expiration Date and in compliance with the terms and conditions of this Letter of Credit at Bank’s address at                                          [Insert Bank address] will be honored by Banks’ payment to you in immediately available funds. If the required document is presented at Bank’s address before 1:00 p.m.,                              time, Bank’s payment will be made no later than 1:00 p.m., time the next business day; otherwise payment will be made no later than 1.00 p.m. on the second following business day.

Very Truly Yours

a

By:

Name:

Its:

Exhibit B

DATA CONNECTION LICENSE AGREEMENT

THIS LICENSE AGREEMENT (“License Agreement”) is made as of                 , 2002 by and between Sprint PCS (as defined in that certain Private Label Services Agreement dated                 , 20     to which this Exhibit B is attached (the “PLS Agreement”)) and Purchaser (as defined in the PLS Agreement).

Recitals

A. Sprint PCS and Purchaser entered into the PLS Agreement pursuant to which Sprint PCS agreed to provide Purchaser with Data Connection Materials a component of which is software that must be installed on each End User’s personal computer (or other similar device) to enable the use of a data-compatible handset for data connectivity as a data modem (the “Software”).

B. Purchaser desires to use and sublicense the Software and related documentation and background rights owned by Sprint PCS.

C. Sprint PCS desires to grant to Purchaser certain licensing rights to the Software, User Guide and related documentation and background rights.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	SOFTWARE DEFINITIONS

The Software and any related documentation (including, but not limited to, the User Guide (defined below)) and background rights owned by Sprint PCS which are directly related to the Software shall collectively be called the “SOFTWARE”. For purposes of this License Agreement the “User Guide” is the print ready guide provided by Sprint PCS to Purchaser, an unmodified copy of which will be provided to each End User with the Software.

2.	GRANT

2.1

Sprint PCS hereby grants to Purchaser a non-exclusive and non-transferable license to use the SOFTWARE in its business subject to the terms and conditions and restrictions set forth in this License Agreement, and to sub-license others to use the SOFTWARE in accordance with the license agreement attached hereto as Attachment 1, the terms of which will be embedded in any copy of the

SOFTWARE provided by Purchaser to End Users. This license does not grant Purchaser the right to have others distribute the SOFTWARE. Purchaser’s rights to sub-license the SOFTWARE to others include the right to (a) promote the SOFTWARE to prospective sub-licensees, (b) license the SOFTWARE to sublicensees of Purchaser and (c) install and maintain the SOFTWARE for such sublicensees. Any sub-licenses granted by Purchaser shall be for the use of SOFTWARE by such sub-licensees under terms, conditions and restrictions of confidentiality and limited use consistent with the provisions of this License Agreement.

2.2	Purchaser may copy the SOFTWARE as reasonably required for use and sublicensing of the SOFTWARE by Purchaser as permitted under this License Agreement.

2.3	Purchaser may not modify the SOFTWARE in any way without the express written consent of Sprint PCS. Notwithstanding the foregoing, Purchaser may produce and attach a cover to the User Guide using Purchaser’s brand name, Purchaser’s address, and Purchaser’s design as long as Purchaser does not violate the Branding Guidelines set forth in Section 4 of the Private Label Operations Manual.

3.	PROPERTY RIGHTS AND CONFIDENTIALITY

3.1	To the extent that the SOFTWARE requires the use of any computer programs which are the property of others, Purchaser acknowledges that Sprint PCS shall neither provide nor have any responsibility for obtaining the rights to use such computer programs in conjunction with Purchaser’s use of the SOFTWARE or in conjunction with Purchaser’s sub-licensing others to use the SOFTWARE.

3.2	Purchaser shall not remove or destroy any copyright or confidentiality notices placed upon or contained within the SOFTWARE. Purchaser shall provide security measures to prevent unauthorized use of the SOFTWARE and all copies of the SOFTWARE or portions thereof made by Purchaser and including any SOFTWARE which is incorporated into a program or programs which Purchaser sub-licenses to others.

3.3	Purchaser shall protect the SOFTWARE from theft, misappropriation, disclosure and unauthorized reproduction and shall require all third party sub-licensees to protect the SOFTWARE from such theft, misappropriation and disclosure.

3.4	In connection with this License Agreement, Purchaser must comply with the terms of the PLS Agreement including the terms set forth in Section 12 of the PLS Agreement (Trade Name, Trade Marks and Service Marks) and the requirements set forth in the Branding Guidelines contained in Section 4 of the Private Label Operations Manual, including the Business Relationship Definition, legal disclaimer and trademark notice that Purchaser is required to use in all of its communications to its End Users regarding data offerings.

4.	COMPENSATION

In consideration of the rights granted to Purchaser hereunder, Purchaser agrees to pay Sprint PCS fees in the amounts set forth in the PLS Agreement.

5.	TAXES

Purchaser shall be liable for payment of all tariffs, duties or taxes, excluding Sprint PCS’s taxes based on income, however designated, levied or based on the SOFTWARE, its delivery, its use, or on this License Agreement, including without limitation, state or local taxes, use and personal property taxes. If Sprint PCS pays any such tariff, duty or tax, Purchaser will reimburse Sprint PCS for the amount so paid.

6.	INSTALLATION, ACCEPTANCE AND USE

Installation and use of the SOFTWARE by Purchaser or any of its sub-licensees shall be the sole responsibility and expense of Purchaser or such sub-licensee. Sprint PCS shall have no obligation to support the SOFTWARE at any time, including but not limited to, providing training or consulting services, correcting errors, or providing updates or enhancements. However, Sprint PCS shall confer with Purchaser in good faith with respect to the need for correction of any errors in the SOFTWARE provided to Purchaser hereunder.

7.	WARRANTIES AND INDEMNITIES

7.1	Sprint PCS warrants that (“Warranty Period”), for a period of 30 days from the date of delivery to Purchaser, (a) the Software is free from programming errors and material defects in operational performance, (b) the Software is free from any viruses, disabling programming codes, instructions, or other such items that may interfere with or adversely affect Purchaser’s permitted use of the Software, and (c) the disc is free of defects in materials and workmanship under normal use. Sprint PCS has the full power and authority to grant the license to Purchaser, and neither the license to nor use of the Software, as permitted under this License Agreement, will in any way constitute an infringement or other violation of any copyright, trade secret, trademark, nondisclosure, or any other intellectual property right.

7.2	The warranty set forth above does not apply to any failure or deficiency which has been caused by misuse, neglect, alteration, improper installation, unauthorized repair or modification, improper testing, accident or causes external to the disc, such as excessive heat or humidity or power failure. The warranty set forth above is not assignable.

7.3

THE WARRANTIES PROVIDED ABOVE ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED. SPRINT PCS DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE

IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.	TERMINATION

8.1	Purchaser may terminate this License Agreement by giving sixty (60) days notice to Sprint PCS subject to Purchaser fulfilling its obligations hereunder up to the effective date of said termination.

8.2	In the event that Purchaser shall breach any of the provisions of this License Agreement, Sprint PCS may terminate this License Agreement and license upon sixty (60) days written notice to Purchaser if correction of said breach has not been made by Purchaser within thirty (30) days of said notice of said breach.

9.	INCORPORATION OF THE PLS AGREEMENT

In the event of any specific inconsistency or conflict between the terms and conditions of this License Agreement and the PLS Agreement, the terms and conditions of this License Agreement shall control. All capitalized terms used in this License Agreement that are not otherwise defined will have the meanings set forth in the PLS Agreement.

SPRINT SPECTRUM L.P.	STAR NUMBER, INC.

By:	By:
Title:	Title:
Date:	Date:

Attachment 1 to Exhibit B

©2000 Sprint Spectrum L. P. All rights reserved. No reproduction in whole or in part permitted without prior written approval. Sprint and Sprint PCS are trademarks of Sprint Communications Company L. P. All other trademarks are the property of their respective owners.

Network services are provided on the Sprint PCS Network. Wireless data connection is provided via Sprint PCS Wireless Web.SM

Sprint PCS provides access to its network to your service provider under contract but is not responsible for service quality, billing, customer care,

warranty, maintenance, or other aspects of subscriber service.

Your wireless phone and wireless data connection will work only on the

Sprint PCS Network made available to you by your service provider.

Service must be purchased separately. Wireless data connection is currently not available while roaming off the nationwide network and in certain areas managed by affiliates.

LICENSE AGREEMENT

License Grant: This is a License, and not a sales agreement, between you, and your provider of wireless telecommunications services (“Licensor”). Licensor grants to you a non-exclusive, non-transferable, royalty-free license to use the copy of the software (“Software”) to assist you with using the wireless data services made available to you by your service provider. This License terminates at the earlier of (a) you deciding to terminate this License for any reason, (b) the termination of your service agreement with your service provider, or (c) your breach of this License.

You may: install the Software on any computer owned by you and used with wireless data services made available to you by your service provider. You may not: (a) use the Software for any purpose than those described above, (b) modify, translate, reverse engineer, decompile, create derivative works based on, or copy the Software, (c) rent or lease any rights in the Software in any form to any person, or (d) remove proprietary notices or fail to copy proprietary notices when making permitted copies.

Ownership Rights: You acknowledge and agree that the Software is the property of and contains trade secrets of Licensor (and the licensor of the Software to Licensor) and that you will keep in confidence and protect the Software from disclosure to third parties and restrict its use as provided in this Agreement. You acknowledge that unauthorized disclosure may cause substantial economic loss to Licensor (and the licensor of the Software to Licensor). Licensor (and the licensor of the Software to Licensor) reserves all rights granted to it under the copyright, patent, and other intellectual property laws of the United States and all other statutory and common laws. All right, title, interest, and all copyrights to the Software and any copy made by you remain with Licensor (and the licensor of the Software to Licensor). This Agreement does not transfer title to you of the intellectual property contained in the Software. Unauthorized copying of the Software or failure to comply with the above restrictions will result in automatic termination of this License and will make available to Licensor (and the licensor of the Software to Licensor) other legal remedies. This paragraph shall survive the termination of this Agreement for a period of three (3) years.

Limitation of Remedies: Your sole remedy under this License is repair or replacement by your service provider as provided in the warranty set forth below. LICENSOR IS NOT LIABLE FOR ANY INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OR LOSSES RELATING TO THE SOFTWARE, INCLUDING, WITHOUT LIMITATION, LOSS OF USE, PROFITS, GOODWILL, LOSS OF DATA, DATA FILES OR PROGRAMS THAT MAY HAVE BEEN STORED.

Limited Warranty: Licensor warrants that (“Warranty Period”), for a period of 30 days from the date of delivery to you, (a) the Software is free from programming errors and material defects in operational performance, (b) the Software Is free from any viruses, disabling programming codes, instructions, or other such items that may interfere with or adversely affect your permitted use of the Software, and (c) the disc is free of defects in materials and workmanship under normal use. Licensor has the full power and authority to grant the License to you, and neither the License to nor your use of the Software, as permitted under this License, will in any way constitute an infringement or other violation of any copyright, trade secret, trademark, nondisclosure, or any other intellectual property right.

The warranty set forth above does not apply to any failure or deficiency which has been caused by misuse, neglect, alteration, improper installation, unauthorized repair or modification, improper testing, accident or causes external to the disc, such as excessive heat or humidity or power failure. The warranty set forth above is not assignable.

THE WARRANTIES PROVIDED ABOVE ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED. LICENSOR DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

General: You may terminate this License at any time by destroying all copies of the Software. Licensor may terminate this License if you fail to comply with its terms. Upon such termination, you agree to destroy or return all copies of the Software to your service provider. This License Agreement is governed by the laws of the State of Kansas without regard to its choice of law principles. Each party agrees to waive, and hereby does waive, its rights to a jury with respect to any litigation between the parties arising out of this Agreement. In the event that any provision of this Agreement shall be declared invalid, the entire Agreement shall not fail on its account, and that provision shall be severed, with the balance of this Agreement continuing in full force and effect. This License Agreement is the entire agreement between the parties and supercedes any other communications, agreements or understandings. This License Agreement may only be amended in writing and signed by both parties.

Acknowledgement and Agreement: YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. YOU FURTHER AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN YOU AND LICENSOR WHICH SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENT, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN YOU AND LICENSOR RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. IF YOU DO NOT AGREE TO AND ACCEPT THESE TERMS AND CONDITIONS, DO NOT USE THE PROGRAM, AND RETURN IT TO YOUR SERVICE PROVIDER. IF YOU AGREE TO THESE TERMS AND CONDITIONS, USE OF THIS PROGRAM IMPLIES ACCEPTANCE OF THE TERMS OF THIS LICENSE AGREEMENT.

Exhibit C

Guaranty

This Guaranty (“Guaranty”) is dated as of August 14, 2002 and entered into by InPhonic, Inc., with its principal office at 1010 Wisconsin Avenue, NW, Suite 250, Washington, DC 20007 (“Guarantor”) in favor of Sprint Spectrum L.P., a Delaware limited partnership, d/b/a/ Sprint PCS (“Sprint PCS”) and all of its affiliates.

Background

A.	Sprint PCS and Star Number, Inc, a Delaware corporation (including any successor or assignee, “Star Number”), are entering into a Private Label PCS Service Agreement pursuant to which Sprint PCS will sell PCS service to Star Number in order for Star Number to sell PCS service to end users under Star Number’s label, brand and marks (as amended from time to time, the “Agreement”). Unless defined in this Guaranty, all capitalized terms have the meaning given those terms in the Private Label PCS Services Agreement.

B.	The obligations of Sprint PCS under the Agreement are conditioned on, among other things, the execution and delivery by the Guarantor of this Guaranty.

C.	To induce Sprint PCS to enter into the Agreement with Star Number, Guarantor has agreed to enter into this Guaranty to guaranty the financial accommodations made to and the other obligations of Star Number under the Agreement. Guarantor is the parent of Star Number and owns 100% of the stock of Star Number and will benefit directly and indirectly from Star Number entering into the Agreement.

NOW, THEREFORE, and in consideration for Sprint PCS establishing a commercially reasonable credit limit, Guarantor agrees as follows:

Operative Provisions

1.

Absolute, Unconditional Guaranty: The Guarantor absolutely, unconditionally, continually and irrevocably guarantees to Sprint PCS the full, complete and timely performance by Star Number of any and all obligations and liabilities due Sprint PCS under the Agreement, including (i) payment of all amounts due, (ii) all costs of collection incurred by Sprint PCS in collecting any amounts due or in enforcing any of its rights under the Agreement, (iii) all damages, and (iv) all indemnification obligations, in each case, whether now existing or hereafter arising (“Guaranteed Obligations”). This Guaranty is a guaranty of performance and payment when due and not of collection. This Guaranty is not conditioned on (x) any attempt to require performance of Star Number or upon any other event or contingency, and is binding upon and enforceable against the Guarantor without regard to the genuineness, regularity, validity, enforceability or waiver of the Agreement or of any term thereof or lack of power or authority of Star Number to enter into the Agreement (including any changes thereto), (y) the availability of, or impairment of the value of, any collateral to Sprint PCS, or (z) Sprint PCS’ failure to perfect its interest in any collateral. This Guaranty is not be subject to any counterclaim, setoff, deduction or defense based upon any claim Guarantor or Star Number may have against Sprint PCS, whether out of the Agreement or otherwise, and remains in full force and effect without regard to, and is not released, discharged or in any way affected by, any circumstance or condition; provided, however, this Guaranty shall not be construed to impair or otherwise limit any rights, defenses or claims that Star Number or Guarantor may have against Sprint PCs related to the Agreement.

2.	Bankruptcy etc. If (i) the Agreement or Star Number’s obligations thereunder are terminated as a result of the rejection thereof by any trustee, receiver or liquidating agency of Star Number, (ii) there is any assignment for the benefit of creditors or any bankruptcy, insolvency, reorganization or similar proceeding, or (iii) the Agreement or Star Number’s obligations thereunder are otherwise discharged, affected, limited or rendered unenforceable, Guarantor’s obligations under this Guaranty continue to the same extent as if the Agreement or the obligations thereunder had not been so rejected, disaffirmed, or otherwise affected, limited, discharged or rendered unenforceable. Guarantor hereby waives all rights and benefits which might relieve, in whole or in part, Guarantor from the performance of its duties and obligations under this Guaranty by reason of any such proceeding and Guarantor agrees that it is liable for all of the Guaranteed Obligations irrespective of any modification, limitation or discharge of the liability of Star Number that may result from any such proceedings. If, at any time, payment of the Guaranteed Obligations is rescinded or must otherwise be returned by Sprint PCS upon the bankruptcy, insolvency, reorganization or similar proceeding of Star Number or otherwise, this Guaranty continues to be effective or is reinstated all as though that payment had not been made.

3.	Waivers: Without affecting, impairing or releasing Guarantor’s liability under this Guaranty, Guarantor unconditionally waives (i) notice of acceptance of this Guaranty, (ii) any requirement for the enforcement, assertion or exercise of any right or remedy against Star Number or under the Agreement, (iii) any requirement that Star Number be joined as a party to any proceeding for the enforcement of any provision of this Guaranty, and (iv) any requirement of due diligence on the part of Sprint PCS or (v) any obligation of Star Number to mitigate damages resulting from a default of Star Number under the Agreement. Any and all present and future debts and obligations of Star Number to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts of Star Number to Sprint PCS.

4.	Financial Condition of Star Number: Guarantor is presently informed of the financial condition of Star Number and agrees that it will continue to keep itself informed about that condition. Sprint PCS is not obligated to disclose any information, financial or otherwise, it now has, or may become aware of in the future, to Guarantor regarding Star Number.

5.	Termination of Guaranty: Guarantor’s obligations under this Guaranty continue in full force and effect and this Guaranty does not terminate until the Guaranteed Obligations are fully and indefeasibly paid, performed and discharged and Sprint PCS gives Guarantor written notice of that fact, such notice not to be unreasonably withheld, conditioned or delayed.

6.	Subrogation: Guarantor is prohibited from exercising any right of subrogation with respect to any payment made hereunder or otherwise, unless and until all Guaranteed Obligations are paid in full. If any payment is made to Guarantor on account of such subrogation rights at any time when all Guaranteed Obligations have not been paid in full, any amount so paid will be paid to Sprint PCS to be applied to any of the Guaranteed Obligations.

7.	Representations and Warranties: Guarantor represents and warrants and agrees that it is duly organized, validly existing and in good standing as a corporation under the laws of the state of its organization, has the full power, authority and legal right to execute and deliver and perform its obligations under this Guaranty, and this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms. Neither the execution and delivery of this guaranty nor the fulfillment of its terms conflicts with, violates or results in a breach of (i) the articles of incorporation or bylaws of Guarantor or (ii) any other instrument, document, agreement to which Guarantor is now a party or by which it is bound.

8.	Miscellaneous:

This Guaranty is governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ALL CLAIMS OR CAUSES OF ACTION (INCLUDING COUNTERCLAIMS) RELATED TO OR ARISING OUT OF THIS GUARANTY. THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS OF OR MODIFICATIONS TO THIS GUARANTY. Guarantor will pay Sprint PCS’ reasonable attorneys’ fees and other costs, which Sprint PCS may incur in the enforcement or collection of this Guaranty and the Guaranteed Obligations, whether or not suit is filed. Time is of the essence with respect to this Guaranty. Every provision of this Guaranty is intended to be severable. If any term or provision of this Guaranty is illegal, invalid or unenforceable for any reason whatsoever, that term or provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the illegality, invalidity or unenforceability will not affect the validity or legality of the remainder of this Guaranty. If necessary to effect the intent of this Guaranty, Guarantor and Sprint PCS will negotiate in good faith to amend this Guaranty to replace the unenforceable language with enforceable language which as closely as possible reflects the intent. This Guaranty sets forth the entire agreement and understanding between the Guarantor and Sprint PCS as to the subject matters covered therein and supersede all prior agreements, oral or written, and other communications between the Guarantor and Sprint PCS relating to the subject matter of this Guaranty. Guarantor agrees, at its expense, promptly to execute and deliver to Sprint PCS such further documents and take such further action as Sprint PCS may form time to time reasonably request in order to more effectively carry out the intent and purpose of this Guaranty and to establish and protect the rights and remedies created in favor of Sprint PCS. No amendment or modification of this Guaranty is valid or binding unless made in writing and signed by the duly authorized representatives of Guarantor and Sprint PCS. No action taken by a party pursuant to this Guaranty is a waiver by that party of its or the other party’s compliance with any provision of this Guaranty. No forbearance to seek a remedy is considered a waiver of any right or remedy with respect to that noncompliance. Nothing in this Guaranty confers on any third party any right or remedy. Guarantor may not assign this Guaranty without Sprint PCS’ prior written consent. This Guaranty is binding upon Guarantor and its permitted successors and assigns and inures to the benefit of and be enforceable by Sprint PCS and its successors and assigns.

INPHONIC, INC.

By:	[***]

Name:	[***]

Title:	[***]

Acknowledged and Agreed:

Sprint Spectrum L.P.

By:	[***]

Name:	[***]

Title:	[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Private Label PCS Services Agreement

First Amendment to Agreement

This First Amendment is made to that certain Private Label PCS Services Agreement between Sprint Spectrum, L.P. (“Sprint PCS”) and Star Number, Inc. (“Purchaser”) with an Effective Date of August 2, 2002 (the Private Label PCS Services Agreement as amended being herein referred to as the “Agreement”). The following modified and added terms and conditions will be and are made a part of the Agreement commencing on the first day following the execution of this First Amendment by Sprint PCS and Purchaser (the “First Amendment Commencement Date”). Capitalized terms not defined in this Amendment are defined in the Agreement.

1.	Attachment No. 1 to Schedule 1.0 to the Agreement is deleted in its entirety and replaced with Attachment No. 1 to Schedule 1.0 attached hereto.

2.	All other terms and conditions of this Agreement, as amended, remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this First Amendment as of the date indicated below.

SPRINT SPECTRUM, L.P.		STAR NUMBER, INC.

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Date:	9/24/02	Date:	9/23/02

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Attachment No. 1 to Schedule 1.0

Voice Service Only [***] Price Plans

[***] and [***] Pricing

This immediately succeeding page in this Attachment No. 1 contains nine (9) separate voice service only [***] price plans, [***] for [***]. Each price plan is defined by the [***] of use of voice service that an individual End User (defined by distinct MIN and ESN) receives during the monthly billing cycle and the associated [***].

The voice service only [***] price plans included in Attachment No. 1 are: six (6) [***] Price Plans and three (3) [***] Price Plans. [***] Price Plan includes minutes of use on the domestic Sprint PCS Network included under this Agreement [***]. The [***] Price Plan includes minutes of use on the domestic Sprint PCS Network included under this Agreement. [***].

The [***] charged by Sprint PCS and [***] received for Purchaser’s [***] of PCS Service is determined by the voice service only [***] price plan assigned to the individual End User by Purchaser. [***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Attachment No. 1 to Schedule 1.0 (Continued)

Voice Service Only [***] Price Plans

[***]

Voice Service Only – [***] Price Plans

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***][1]	[***]	[***]	[***]	[***]	[***]	[***]
[***][2]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]

[1]	[***].

[2]	[***].

Purchaser will be charged the rates set forth in Schedule 1.0 [***].

Voice Service Only – [***] Price Plans

[***]	[***]	[***]	[***]
[***]	$[***]	$[***]	$[***]
[***][3]	[***]	[***]	[***]
[***][4]	[***]	[***]	[***]
[***]	$[***]	$[***]	$[***]

[3]	[***] airtime minutes of use on the domestic Sprint PCS Network included under this Agreement.

[4]	[***] airtime minutes of use on the domestic Sprint PCS Network included under this Agreement. [***].

Purchaser will be charged the rates set forth in Schedule 1.0 for all interstate, intrastate and international long distance calls and Roaming.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Attachment No. 1 to Schedule 1.0 (Continued)

Voice Service and Sprint PCS Data Service [***] Price Plans

[***]

The immediately succeeding page in this Attachment No. 1 contains four (4) voice service and Sprint PCS Data Service [***] price plans, [***] for all Markets listed Schedule 2.0 that include minutes of use on the domestic Sprint PCS Network included under this Agreement and [***]. Each voice service and Sprint PCS Data Service [***] price plan is defined by the [***] use that an individual End User (defined by distinct MIN and ESN) receives during the monthly billing cycle and the associated MRC.

[***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Attachment No. 1 to Schedule 1.0 (Continued)

Voice Service and Sprint PCS Data Service [***] Price Plans

[***]

Voice Service And Sprint PCS Data Service – [***] Price Plans

[***]	[***]	[***]	[***]	[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***][1]	[***]	[***]	[***]	[***]
[***][2]	[***]	[***]	[***]	[***]
[***]	$[***]	$[***]	$[***]	$[***]

[1]	[***].
[2]	[***] airtime minutes of use on the domestic Sprint PCS Network included under this Agreement. [***].

Purchaser will be charged the rates set forth in Schedule 1.0 [***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Attachment No. 1 to Schedule 1.0 (Continued)

Service Option for [***] Price Plans

Purchaser may select the following service option and combine it with any bundled minute price plan for each End User:

[***]

[***]

[***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Private Label PCS Services Agreement

Second Amendment to Agreement

This Second Amendment is made to that certain Private Label PCS Services Agreement between Sprint Spectrum, L.P. (“Sprint PCS”) and Star Number, Inc. (“Purchaser”) with an Effective Date of August 2, 2002, (the Private Label PCS Services Agreement as amended (the Private Label PCS Services Agreement as amended being herein referred to as the “Agreement”). The following modified and added items and conditions will be and are made a part of the Agreement commencing on the first day following the execution of this Second Amendment by Sprint PCS and Purchaser (the “Second Amendment Commencement Date”). Capitalized terms not defined in this Amendment are defined in the Agreement.

1.	Section 6 of the Agreement is hereby amended by adding the following Section 6.8:

6.8	Customized Services

If Purchaser and Sprint PCS mutually agree in writing that Sprint PCS and Purchaser should investigate the feasibility of providing implementation, customization, interface development or other specialized services that are not included under this Agreement (“Customized Services”) the parties will formalize such agreement through the Work Order Policy & Process contained in the Private Label Operations Manual. The parties will work under the Work Order Policy & Process only if they initially agree to investigate the feasibility of providing Customized Services and nothing in this Section 6.8 will be construed as an obligation to provide Customized Services.

2.	Section 2 of Schedule 1.0 to the Agreement is hereby amended by adding the following Section 2.1.3:

2.1.3	Promotional Pricing and Identification of Promotional Price Plans

A.	Promotional Pricing

From time-to-time, Sprint PCS may offer “Promotional Pricing” to Purchaser. If Sprint PCS offers Promotional Pricing, it will be in the form of a “Promotional Pricing Proposal.” A Promotional Pricing Proposal will contain all of the relevant terms and conditions that apply to the Promotional Pricing including the effective date and the end date, in addition to the terms and conditions in the Agreement. Sprint PCS will make the Promotional pricing available to Purchaser on the Sprint PCS maintained Private Label Services web site that is used by the Purchaser to assign End Users price plans. If Purchaser chooses to use the Promotional Pricing, Purchaser accepts all of the terms and conditions contained in the Promotional Pricing Proposal.

Attached hereto as Exhibits A and B are the initial Promotional Pricing Proposals offered to Purchaser. The additional terms and duration of the various Promotional Pricing Proposals are set out in those Exhibits.

Sprint PCS Proprietary Information — RESTRICTED

B.	Identification of Promotional Price Plans

Subject to meeting the requirements of the applicable price plans, Purchaser must identify the appropriate price plan selected under any then effective Promotional Pricing Proposal and any additional service option for each End User added to its account. Sprint PCS will bill Purchaser based upon the price plan and service option assigned to each End User by Purchaser until Purchaser changes the price plan assigned to that End User as permitted hereunder. For End Users assigned a price plan under any Promotional Pricing Proposal, Purchaser may change price plans assigned to such End Users, subject to applicable restrictions, at its discretion. Applicable Service Fees will apply.

2.	All other terms and conditions of the Agreement, as amended, remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this Second Amendment as of the date indicated below.

SPRINT SPECTRUM, L.P.	STAR NUMBER, INC.

By: [***]	By: [***]

Name: [***]	Name: [***]

Title: [***]	Title: [***]

Date: Oct. 23, 2002	Date: 10-1-2002

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Exhibit A

Promotional Pricing Proposal

October 1, 2002

Effective only through October 31, 2002

October 2002 Promotional [***] Price Plans

[***]

[***]

This Exhibit A contains one (1) voice service only [***] that is available [***] listed Schedule 2.0. The price plan is defined by the [***] use that an individual End User (defined by distinct MIN and ESN) receives during the monthly billing cycle and the associated [***].

[***].

[***].

END DATE: October 31, 2002

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Exhibit A (continued)

October 2002 Promotional Voice [***] Price Plans

[***]

[***]

October 2002 Promotional Voice [***] Price Plan

[***]		[***	]
[***]
[***]	$	[***	]
[***][1]		[***	]
[***][2]		[***	]
[***]	$	[***	]

[1]	[***].

[2]	[***].

Purchaser will be charged the rates set forth in Schedule 1.0 for international long distance calls and Roaming.

Off-Peak timer periods are subject to change, but will remain as specified above for the duration of the Promotional Price Plan described above.

END DATE: October 31, 2002

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Exhibit B

Promotional Pricing Proposal

October 2002

Effective only through October 31, 2002

Service Option For

October 2002 Promotional Voice [***] Price Plan

Purchaser may select the following service option and combine it with the October 2002 Promotional Voice [***] Price Plan set out in Exhibit A for each applicable End User:

[***]

[***]

[***].

END DATE: October 31, 2002

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Private Label PCS Services Agreement

Third Amendment to Agreement

This Third Amendment (“Third Amendment”) is made to that certain Private Label PCS Services Agreement between Sprint Spectrum, L.P. (“Sprint PCS”) and Star Number, Inc. (“Purchaser”) with an Effective Date of August 2, 2002, as amended (the Private Label PCS Services Agreement as amended being herein referred to as the “Agreement”). The following modified and added terms and conditions will be and are made a part of the Agreement commencing on the first day following the execution of this Third Amendment by Sprint PCS and Purchaser (the “Third Amendment Commencement Date”). Capitalized terms not defined in this Amendment are defined in the Agreement.

1.	Section 2.8.5 in Schedule 1.0 to the Agreement is deleted in its entirety and replaced with the following:

2.8.5	[***]

[***]:	$[***]
[***]	[***]

[***].

2.	All other terms and conditions of the Agreement, as amended, remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this Third Amendment as of the date indicated below.

SPRINT SPECTRUM, L.P.	STAR NUMBER, INC.

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Date:	12 Nov 2002	Date:	11/8/2002

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Private Label PCS Services Agreement

Fourth Amendment to Agreement

This Fourth Amendment (“Fourth Amendment”) is made to that certain Private Label PCS Services Agreement between Sprint Spectrum, L.P. (“Sprint PCS”) and Star Number, Inc. (“Purchaser”) with an Effective Date of August 2, 2002, as amended (the Private Label PCS Services Agreement as amended being herein referred to as the “Agreement”). The following modified and added terms and conditions will be and are made a part of the Agreement commencing on the first day following the execution of this Fourth Amendment by Sprint PCS and Purchaser (the “Fourth Amendment Commencement Date”). Capitalized terms not defined in this Amendment are defined in the Agreement.

1.	Schedule 1.0 to the Agreement is amended to add the following Section 2.13:

2.13	[***]

2.13.1	[***].

2.13.2	[***].

2.	All other terms and conditions of the Agreement, as amended, remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this Fourth Amendment as of the date indicated below.

SPRINT SPECTRUM, L.P.	STAR NUMBER, INC.

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Date:	7/16/2004	Date:	7/16/2004

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Private Label PCS Services Agreement

Fifth Amendment to Agreement

This Fifth Amendment (“Fifth Amendment”) is made to that certain Private Label PCS Services Agreement between Sprint Spectrum, L.P. (“Sprint PCS”) and Star Number, Inc. (“Purchaser”) with an Effective Date of August 2, 2002, as amended (the Private Label PCS Services Agreement as amended being herein referred to as the “Agreement”). The following modified and added terms and conditions will be and are made a part of the Agreement commencing on the first day following the execution of this Fifth Amendment by Sprint PCS and Purchaser (the “Fifth Amendment Commencement Date”). Capitalized terms not defined in this Amendment are defined in the Agreement.

1.	The term “SMS” or “Short Messaging Service” in Section 1 of the Agreement is deleted in its entirety and replaced with the following:

“Short Messaging Service” or “SMS” means collectively a Purchaser SMS and an End User SMS. SMS use is subject to Sprint PCS uniformly applied standards as promulgated from time to time by Sprint PCS and will be billed to Purchaser at the rates set forth in Schedule 1.0. Short Messaging Service does not include next generation or 3G services that, in consideration of the unique aspects thereof, will not be offered under this Agreement. The parties may enter a separate written agreement for such next generation or 3G text messaging services.

2.	The following terms are hereby added to Section 1 of the Agreement:

“End User Short Messaging Service” or “End User SMS” means 2G circuit-switched one-way text messaging through a separate dedicated IP address on the Sprint PCS Bulk Messaging Gateway (“BMG”) that is initiated from a Purchaser-established web site used by Purchaser or its End Users, that terminates on a handset, and that is generally billed by Purchaser to the terminating MIN at Purchaser’s established End User rates. This dedicated IP address must be used exclusively for sending End User SMS messages. Sprint PCS may at any time alter the type of connection used to push End User SMS through the BMG.

“Purchaser Short Messaging Service” or “Purchaser SMS” means 2G circuit-switched one-way text messaging through a dedicated connection to the BMG, initiated by Purchaser (or its billing agent) for the express purpose of notifying an End User when they have reached a certain credit threshold, that terminates on a handset, and that is not generally billed to End Users, but paid for solely by Purchaser under this Agreement.

Sprint PCS Proprietary Information — RESTRICTED

3.	Section 6.2.4.3 is deleted in its entirety and replaced with the following:

6.2.4.3	Short Messaging Service

(i)	Unsolicited Electronic Messages and Usage Limitations. If Sprint PCS reasonably determines that Purchaser, its billing agent, or any of Purchaser’s End Users are utilizing the Short Messaging Service (as further described in Schedule 1.01) to send unsolicited electronic messages, Sprint PCS will have the right to immediately discontinue the provision of Short Messaging Service to Purchaser. This prohibition does not apply to Purchaser SMS messages notifying an End User when they have reached a certain credit threshold, as long as such Purchaser SMS messages or the sending thereof does not violate any applicable laws or regulations of a governmental agency, as determined by Sprint PCS. If Purchaser or its End Users in the aggregate transmit more than [***], Sprint PCS reserves the right to suspend Purchaser’s and its End Users’ use of the BMG.

4.	Section 6.2.4 is amended to add the following subsections:

6.2.4.4	Purchaser Short Messaging Service

All Purchaser SMS must be sent through [***]. If Sprint PCS reasonably determines that Purchaser is in breach of any of the terms of this Section 6.2.4.4, in addition to any other remedies Sprint PCS may in its sole discretion, and in addition to any other rights and remedies it may have under this Agreement, immediately discontinue the provision of Purchaser SMS.

6.2.4.5	End User Short Messaging Service Security

Currently, Sprint’s End User SMS system is run through a dedicated IP address on its BMG. Due to this transmission method, an End User’s MIN or other information may be transmitted over the Internet when using End User SMS. Purchaser is responsible for informing its End Users of the risks associated with such End User SMS use. Specifically, Purchaser’s web site home page or other End User collateral will display a link or reference to Purchaser’s disclaimers, including a statement on the transmission of personal data and an Internet privacy statement, in which Purchaser clearly warns its End Users about the data privacy risks of using the Internet. Further, Purchaser will implement within 3 months of the Fifth Amendment Commencement Date a Virtual Private Network with Secure Sockets Layer technology for the End User SMS. Purchaser is solely responsible for the development, cost operation and maintenance of all hardware, software, and connectivity necessary to implement this solution.

[***]

5.	Subsection 14.2 (viii) is deleted in its entirety and replaced with the following:

(viii)	any claims from its End Users or any third party relating to any unauthorized

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

access to or use or publication of any End User’s MIN or other personal information; or

6.	The following subsection (ix) is added to Section 14.2:

(ix)	in the case of Purchaser obligations, any claims arising out of Purchaser’s failure to comply with the obligations set out in Section 6 with respect to the Short Messaging Service and [***].

7.	Section 2.7 of Schedule 1.0 to the Agreement is deleted in its entirety and replaced with the following:

2.7	SMS Charges; Sprint PCS Data Service Charges:

2.7.1	SMS Charges

(a)	End User SMS Charges: $[***]

Each End User SMS message can include up to 160 characters. Purchaser will be charged the above single SMS message rate for each End User SMS message. Individual handsets may not be able to receive an End User SMS message if the handset is: (a) turned off; (b) Roaming; or (c) traveling in a Market that does not have text messaging capabilities. Purchaser must pay for each End User SMS message regardless of whether or not it is actually delivered to a handset.

(b)	Purchaser SMS Messages: $[***]

Purchaser will be charged the above single SMS message rate for each. Purchaser SMS message. Individual handsets may not be able to receive a Purchaser SMS message if the handset is: (a) turned off; (b) Roaming; or (c) traveling in a Market that does not have text messaging capabilities. Purchaser must pay for each Purchaser SMS message regardless of whether or not it is actually delivered to a handset.

2.7.2.	Data Connection—Standard Pricing (including Web browser): $[***] [***] (default rate). Purchaser will be charged for time spent by its End User while connected to the data connection, including time spent browsing on the Internet and reviewing or scrolling through Internet information on-line while connected to the Sprint PCS Network. [***].

2.73.	Data Connection—Alternative End User Specific Pricing (including web browser): [***]. A subscribing End User MIN may use its minutes [***]. Each subscribing End User MIN will also receive [***] End User SMS messages (of up to 160 characters each). During any month in which the actual number of End User SMS messages for an individual End User MIN exceeds [***] SMS Messages, [***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

2.7.4.	Data Connection Materials:

(a)	Initial License Fee: $[***]

(b)	Subject to Purchaser’s execution of the Data Connection License Agreement, Sprint PCS will provide to Purchaser the following: (i) 2 original CD-ROMs which will contain installation, maintenance and troubleshooting software required for data connection, (ii) 2 original CD-ROMs which will contain a softcopy of the user guide that Purchaser must provide to all End Users to which Purchase provides data connectivity, and (iii) instructions on how Purchaser can obtain serial data cables/cable adapters that arc required for data connectivity, which Purchaser will be solely responsible for acquiring. Purchaser may, at its sole expense, produce printed copies of the user guide (“User Guide”) to provide to End Users. Pursuant to the terms of the Data Connection License Agreement Purchaser may produce copies of the installation, maintenance and troubleshooting software onto CD-ROMs acquired by Purchaser (“Data Software”) to provide to its End Users. The Initial License Fee does not include any upgrades, enhancements, modifications or maintenance of the User Guide or Data Software or installation, maintenance and troubleshooting that may, at Sprint PCS’ sole discretion and at prices determined solely by Sprint PCS, be provided to Purchaser.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

6.	All other terms and conditions of the Agreement, as amended, remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this Fifth Amendment as of the date indicated below.

SPRINT SPECTRUM, L.P.	STAR NUMBER, INC.

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Date:	7/16/04	Date:	12/27/2002

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Sixth Amendment to Private Label PCS Services Agreement

This Sixth Amendment (“Amendment”) is made to that certain Private Label PCS Services Agreement between Sprint Spectrum, L.P. (“Sprint”) and Star Number, Inc. (“Purchaser”) with an Effective Date of August 2, 2002, as amended (the Private Label PCS Services Agreement as amended being herein referred to as the “Agreement”). The following modified and added terms and conditions will be and are made a part of the Agreement commencing on the first day following the execution of this Sixth Amendment by Sprint and Purchaser (“Sixth Amendment Commencement Date”). Capitalized terms not defined in this Amendment are defined in the Agreement.

1.	Schedule 1.0 to the Agreement is amended to add the following Section 2.14:

2.14	[***]

[***]

[***]

[***]

[***]

[***].

(c)	Terms and Termination. Purchaser will be eligible to earn [***] until Sprint determines, in Sprint’s sole discretion, that [***] will no longer be available to Purchaser by providing 30 days advance written notice of the termination. Purchaser will continue to receive [***] earned prior to the termination that have not been applied to Purchaser’s account in accordance with the terms of this Section 2.14.

2.	Schedule 2.0 of the Agreement is amended to add the Sprint Service Provider Affiliate Markets set forth in the attached Amendment to Schedule 2.0. Sprint may add markets to the Schedule 2.0 at any time by providing 30 days notice.

3.	All other terms and conditions of the Agreement, as amended, remain in full force and effect.

The parties’ authorized representatives have executed this Sixth Amendment as of the dates indicated below.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

SPRINT SPECTRUM, L.P.	STAR NUMBER, INC.

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Date:	7/16/2004	Date:	11/17/03

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Section 2.0

[***]

Market Description
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

Eighth Amendment to Private Label PCS Services Agreement

This Eighth Amendment (“Amendment”) is made to that certain Private Label PCS Services Agreement between Sprint Spectrum, L.P. (“Sprint”) and Star Number, Inc. (“Purchaser”) with an Effective Date of August 2, 2002, as amended (the Private Label PCS Services Agreement as amended being herein referred to as the “Agreement”). The following modified and added terms and conditions will be and are made a part of the Agreement commencing on December 15, 2003 by Sprint and Purchaser (“Eighth Amendment Commencement Date”). Capitalized terms not defined in this Amendment are defined in the Agreement.

1.	The fourth sentence of Section 7.2 of the Agreement is deleted and replaced as follows:

Payment for each invoice is due by wire transfer within [***] of the date of Purchaser’s receipt of the invoice and the magnetic billing tape or other billing record (“Due Date”).

2.	Section 2.3.1 of Schedule 1.0 to the Agreement is deleted and replaced as follows:

2.3.1	Initial MIN services activation (includes initial account set up ): $[***]

3.	Section 2.3.2 of Schedule 1.0 to the Agreement is deleted and replaced as follows:

2.3.2	MIN service deactivation: $[***]

4.	Section 2.4 of Schedule 1.0 to the Agreement is deleted and replaced as follows:

Automatic Roaming Charges. If Sprint provides automatic Roaming to Purchaser, Sprint will charge Purchaser a domestic Roaming rate of $[***] plus all other applicable charges, such as taxes and toll charges.

International roaming rates will be quoted and billed on a country or region specific basis. International roaming rates are subject to revision by Sprint upon notice to Purchaser.

5.	Section 2.6.1 of Schedule 1.0 to the Agreement is deleted and replaced as follows:

2.6.1	Intrastate: $[***]

6.	Section 2.6.2 of Schedule 1.0 to the Agreement is deleted and replaced as follows:

2.6.2	Interstate: $[***]

7.	All other terms and conditions of the Agreement, as amended, remain in full force and effect.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED

The parties’ authorized representatives have executed this Eighth Amendment as of the dates indicated below.

SPRINT SPECTRUM, L.P.	STAR NUMBER, INC.

By: [***]	By: [***]

Name: [***]	Name: [***]

Title: [***]	Title: [***]

Date: 7/16/2004	Date: April 20, 2004

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sprint PCS Proprietary Information — RESTRICTED